REGISTRATION STATEMENT FILE NO. 333-276763

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM S-3/A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
BRIGHTHOUSE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)
06-0566090
(I.R.S. Employer Identification Number)
11225 North Community House Road, Charlotte, NC 28277
(980) 365-7100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(302) 658-7581
(Name, address, including zip code, and telephone number,
including area code, of agent for service)
Copies to:
W. Thomas Conner
Carlton Fields
1025 Thomas Jefferson St., N.W.
Suite 400 West
Washington, DC 20007-5208
Approximate date of commencement of proposed sale to the public: As soon as practicable following the effectiveness of the registration statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than offered only in connection with dividend or interest reinvestment plans, check the following box: ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY
Brighthouse Shield Level Pay Plus® II Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (“BLIC”, “we”, “our” or “us”).
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. BLIC is located at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the principal underwriter and distributor of the Contracts.
The Risk Factors for this Contract appear on Page 15.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information, including a description of all material features, rights and obligations of the Contract. BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The Contract offers various Shield Options which provide certain protections in that BLIC will absorb specified levels of negative index returns and the GLWB rider guarantees that an Owner will receive lifetime income regardless of market performance. However, investors should carefully weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract. The circumstances under which you receive benefits under the GLWB rider may be limited. The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. We do not guarantee that there will always be a Shield Option that provides this minimum amount of protection. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Index-linked annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your financial representative about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
There are risks associated with investing in Shield Options. You may lose money, up to all or a significant amount of your principal, as well as earnings from prior Allocation Options. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals taken under the systematic withdrawal program. The Interim Value calculation could result in a loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you a make a withdrawal or surrender the Contract during a Term.
Withdrawals could also result in significant reductions to your contract value and the death benefit (perhaps by more than the amount withdrawn), as well as to the Performance Rate Adjustment on the Term End Date. Withdrawals may also be subject to a Withdrawal Charge, income taxes, and income tax penalties if taken before age 59 1∕2. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional.
You may cancel the Contract within a certain time period after receiving it by mailing or delivering the Contract to either us or the financial representative who sold it. This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. We will return either your Purchase Payment or Account Value, depending on your state, and we will not deduct a Withdrawal Charge. You should review this prospectus or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Investment in the Contract involves investment risks, including possible loss of principal.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated July 18, 2024

Special Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Annuity Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Annuity Service Office. The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by notification from us.
BLIC (“we,” “us,” “our”).    Brighthouse Life Insurance Company.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities. Brighthouse Securities, LLC.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.    For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge)). The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Earliest Annual Benefit Commencement Date.    The earliest specified date we will permit for your Annual Benefit Commencement Date. The Earliest Annual Benefit Commencement Date is specified in your GLWB Supplement.
Early Withdrawal.     Any withdrawal taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
ERISA.  Employee Retirement Income Security Act of 1974, as amended.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal (including the Withdrawal Charge) that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal (including any applicable Withdrawal Charge) reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal.
Exchange Act. Securities Exchange Act of 1934, as amended.
FDIC. Federal Deposit Insurance Corporation.
FINRA. Financial Industry Regulatory Authority.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Term Start Date. The Contract Anniversary on which a Fixed Account Term is established. If chosen at issue, the initial Fixed Account Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Free Look.    If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. Not all Contracts issued are subject to Free Look provisions under state law. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial representative who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
Free Withdrawal Amount.    The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.

General Account. Comprised of BLIC’s assets, other than assets in any separate accounts it may maintain.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative before submitting the form or request.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Charge, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing (File Number 333-276763).
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices for new Contracts at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value. The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any Rider Charge and any applicable Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Lifetime Withdrawal Age.    The age you must attain before you may begin receiving Annual Benefit Payment withdrawals. The Lifetime Withdrawal Age is specified in your GLWB Supplement.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.     $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal (including any Rider Charge and any applicable Withdrawal Charge), unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.    The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.
Minimum Guaranteed Edge Rate.    The actual Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix D. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Non-Excess Withdrawal.     After the Annual Benefit Commencement Date, any withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment.
Notice. Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on the Term End Date. This adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax.    The amount of tax, if any, charged by the state or municipality.

Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary.
RMD. Required Minimum Distribution.
SEC. Securities and Exchange Commission.
Separate Account.    The separate account is Brighthouse Separate Account SA.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15 and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date for the Fixed Account, during the Accumulation Period. The Transfer Period does not apply to transfers of Interim Value (i.e., transfers on any Contract Anniversary prior to the end of the Term).
Withdrawal Charge.    A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract Year in excess of the Free Withdrawal Amount.

Summary
The Brighthouse Shield Level Pay Plus® II Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings and opportunity for lifetime income through the GLWB rider included with the Contract. The Contract is intended for retirement or other long-term investment purposes.
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year (subject to the conditions of the GLWB rider, including the condition that Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. In addition, if you make a total withdrawal of your Account Value, annuitize your Contract or change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed, as further described herein. See “LIVING BENEFIT” and the disclosure under the sub-caption “Rider Charge.” The manner in which the Annual Benefit Payment is calculated depends on your Account Value. The Annual Benefit Payment represents the maximum amount that may be withdrawn while Account Value is greater than zero and the amount of annual lifetime income payments that would be made once Account Value is reduced to zero. Specifically, while the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base by multiplying your GLWB Base by the Withdrawal Rate. If your Account Value is reduced to zero, the GLWB Base is multiplied by another specified rate, the Lifetime Guarantee Rate to determine your Annual Benefit Payment. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
The Contract offers various Shield Options, which permit Owners to potentially receive interest equal to the percentage returns of certain Securities Indices, up to a Cap Rate or equal to a specified Step Rate or Edge Rate, with guarantees against a specified level of negative returns—guarantees we call “Shield Rates.” The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term.
We currently offer Shield Options based on Securities Indices. Additionally, each Shield Option has a Term of 1, 2, 3, or 6 years in length, a Shield Rate (Shield 10, Shield 15 or Shield 25) and Rate Crediting Type (Cap Rate, Step Rate, or Step Rate Edge). For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable. A Fixed Account that guarantees a fixed rate of interest may also be available. Unless you allocate your entire Purchase Payment to the Fixed Account, you may lose money by investing in the Contract.
The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract.
New Cap Rates, Step Rates, and Edge Rates are declared for each subsequent Term. There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.”
You may withdraw a portion or all of your Account Value at any time until you commence receiving Annuity Payments, subject to an adjustment to the Investment Amounts and conditions of the GLWB rider. Depending on the performance of the Indices you choose, this adjustment may be substantial. Withdrawal Charges may also apply.

While the Shield Options provide certain protections in that the Company will absorb specified levels of negative index returns, the GLWB rider guarantees that an Owner will receive lifetime income regardless of market performance. Investors should weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract.
The Contract and GLWB rider are available only in those states where it has been approved for sale.
When you purchase the Contract, if you are age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) will be the greater of your (i) Account Value or (ii) Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge).
Like all annuity contracts the Contract offers a range of annuity options, which provide Annuity Payments for your lifetime.
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.  We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. The substituted index may not be acceptable to you. See “An Index may be Substituted.”
See “SPECIAL TERMS” in this prospectus for more detailed explanations of the terms associated with the Shield Options.
The following chart describes the key features of the Contract. Please read this prospectus for more detailed information about the Contract.
Key Features of the Contract
Contract	Individual single premium deferred index-linked separate account annuity contract.

Guaranteed Lifetime Withdrawal Benefit – Brighthouse Pay Plus Rider
The GLWB rider guarantees that you will receive lifetime income regardless of market performance. Specifically, the GLWB provides Annual Benefit Payments based on a percentage of your GLWB Base. The GLWB rider is automatically included with your Contract, and we charge an annual fee for this benefit
(regardless of whether or not you utilize the benefit). This Rider Charge is equal to the Rider Fee Rate, a percentage specified in the GLWB Supplement and will not change with respect to your specific Contract.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market
Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime
Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Market Growth with Rollup will generally have lower
Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
The initial GLWB Base is equal to your Purchase Payment. On each Contract
Anniversary, the GLWB Base can increase.
•For Market Growth, the GLWB Base will increase if, on the Contract
Anniversary, the Account Value exceeds the GLWB Base. The increase occurs through an Automatic Step-Up (on each Contract Anniversary prior to the Owner’s 91st birthday); and
•For Market Growth with Rollup, the increase occurs through a Rollup Rate
(on each Contract Anniversary for the first 10 Contract Years if you have not taken a withdrawal in that Contract Year) and an Automatic Step-Up (if the Account Value exceeds the GLWB Base after we apply the Rollup).
On and after the Annual Benefit Commencement Date, you can withdraw up to the Annual Benefit Payment in a Contract Year without impacting your GLWB
Base and Net Purchase Payment Amount. If you take an Early Withdrawal or an
Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced in the same proportion (i.e., the same percentage) that these withdrawals reduce your Account Value. These reductions could be significant.
The GLWB rider cannot be cancelled but will be terminated under certain circumstances. See “Operation of the GLWB—Termination of the GLWB Rider.”
The GLWB base cannot be withdrawn in a lump sum or paid as a death benefit.
The Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime
Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and, if applicable, Rollup Rate (collectively the “GLWB Terms”) are disclosed in the
GLWB Supplement. We cannot change these terms for your Contract once it is issued.
Your financial representative will give you a copy of the prospectus with the
GLWB Supplement when you apply for a Contract. The GLWB Supplement does not change for a given purchaser once issued. You should not purchase the
Contract without first obtaining the current GLWB Supplement.
Once a GLWB Supplement is effective, it will remain in effect until it is superseded at any time when we publish a new GLWB Supplement. If we make any changes, we will supplement the prospectus at least seven calendar days before they take effect on our website at https://
www.brighthousefinancial.com/products/annuities/
shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing (File Number 333-276763). You can contact us to receive the GWLB Supplement applicable to your Contract by calling our
Annuity Service Office at the toll-free telephone number provided in this prospectus.

Purchase Payment	The minimum Purchase Payment: $25,000. Prior approval required for a Purchase Payment of less than $25,000 or $1,000,000 or more.
Owner and Annuitant Issue Ages	50-85

Contract Periods	The Contract has two periods: •The Accumulation Period, the period prior to the Annuity Date; and •The Annuity Period, which begins on the Annuity Date and during which Annuity Payments are provided.
Account Value	The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Shield Option
Each Shield Option has an associated Term, Index, Shield Rate and Rate
Crediting Type. The Shield Options available before the Annual Benefit
Commencement Date may vary from the Shield Options available after the
Annual Benefit Commencement Date. For the Shield Options available before the Annual Benefit Commencement Date, see “SHIELD OPTIONS” in this prospectus. For the Shield Options available after the Annual Benefit
Commencement Date, see your GLWB Supplement.

Term	The Term may be 1, 2, 3, or 6 years in length.
Index	The current Indices are as follows: •S&P 500® Index (Price Return Index); •Russell 2000® Index (Price Return Index); •MSCI EAFE Index (Price Return Index); and •Nasdaq-100 Index® (Price Return Index).
Shield Rate
We currently offer different levels of protection:
Shield 10 — A Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15 — A Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25 — A Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.

Rate Crediting Type	A Shield Option can only have one associated Rate Crediting Type: Cap Rate, Step Rate, or Step Rate Edge.
Interim Value
The Interim Value is designed to represent the fair value of the Shield Option on each Business Day between the Term Start Date and Term End Date, taking into account the potential gain or loss of the applicable Index at the end of the
Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the
Shield Options.The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders. For each Shield
Option, we assign the value of Interim Value on any Business Day other than the Term Start Date and Term End Date. The Interim Value may be less than the
Investment Amount at the time the Interim Value is calculated even when the current Index Value is higher than it was on the Term Start Date. See “Interim
Value Calculation.”

Transfers
During the Accumulation Period you may only make transfers to and from the
Fixed Account and/or to or from a new Shield Option(s). You may only transfer during the Transfer Period. The effective date of such transfer is the first day of the Fixed Account Term and/or the Term(s) in which the transfer is made.
Partial transfers of a Shield Option are not permitted, except during the
Transfer Period. See “TRANSFERS.”

Fixed Account	See Appendix D.

Access to Your Money
You may withdraw some or all of your money at any time prior to the Annuity
Date. For any withdrawal taken on a Term End Date, a Performance Rate
Adjustment, as of the date of the withdrawal, will apply. For any withdrawal taken between the Term Start Date and the Term End Date, we use an Interim
Value calculation, which will reduce the Investment Amount for that Shield
Option by the percentage reduction in the Interim Value of that Shield Option.
The Performance Rate Adjustment and reduction (either proportionate or dollar for dollar) may be substantial. In addition, a withdrawal taken in excess of the
Free Withdrawal Amount may be subject to a Withdrawal Charge.
Early Withdrawals and Excess Withdrawals will reduce your GLWB Base and
Net Purchase Payment Amount and may be subject to a Withdrawal Charge.

Withdrawal Charge
A percentage charge applied to withdrawals in excess of the Free Withdrawal
Amount. The Free Withdrawal Amount is 0% in the first Contract Year, and 10%
of Account Value in each subsequent Contract Year to the extent that amount has not already been withdrawn that Contract Year.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
See “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies” for a list of Withdrawal Charge waivers.

Systematic Withdrawal Program
On or after the Annual Benefit Commencement Date, you may
elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. We do not assess a charge for the program and you may terminate your participation in the program at any time. Withdrawals under the Systematic Withdrawal
Program are subject to the same Withdrawal Charge provisions and risks as any other withdrawals under the Contract. Moreover, since withdrawal amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the Investment Amount that remains in your
Shield Option relative to the percentage reduction for the same withdrawal amount when Interim Value is greater than the Investment Amount. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals. See “WITHDRAWAL
PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.
While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals, may be subject to a Withdrawal Charge, and will reduce the GLWB Base and Net
Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.

Death Benefit
For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue
Date of the Contract, the standard death benefit (known as the Return of
Premium death benefit) is the greater of the Account Value or your Purchase
Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge)). The Death
Benefit Amount is determined as of the end of the Business Day on which we receive Notice of due proof of death and an acceptable election for the payment method.

Annuity Options
You can choose an Annuity Option. After Annuity Payments begin, you cannot change the Annuity Option. You can choose one of the following Annuity Options on a fixed payment basis or any other Annuity Option acceptable to us:
(i)Life Annuity with 10 Years of Annuity Payments Guaranteed; and
(ii)Joint and Last Survivor Annuity with 10 Years of Annuity Payments
Guaranteed.
The Annuity Options may be limited due to the requirements of the Code.

Charges and Expenses	You will bear the following charges and expenses: (i) Rider Charge; (ii)Withdrawal Charges; and (iii)Premium Tax and other taxes.
Your Right to Cancel
You may cancel the Contract within a certain time period after receiving it by mailing or delivering the Contract to either us or the financial representative who sold it. This is known as a “Free Look.” This Free Look period typically lasts
10 days, but this can change from state to state because each state has its own rules. We will return either your Purchase Payment or Account Value, depending on your state, and we will not deduct a Withdrawal Charge.

Risk Factors
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
Risk of loss
There is a risk of substantial loss of your principal (unless you allocated your entire Purchase Payment to the Fixed Account) because you agree to absorb all losses that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate.
To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than the Investment Amount on the Term End Date. It also means that you could have negative Interim Value, even if the Index Value has increased at the time of the calculation.
Withdrawals before a Term End Date could have adverse impacts even if the Index Value has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Performance for the Term with your entire Investment Amount. If you withdraw Account Value allocated to a Shield Option, the withdrawal will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option. A proportional reduction may be larger than the dollar amount of your withdrawal even if the Index Value has increased.
No ownership of the underlying securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index for the Shield Options you select or in a mutual fund or exchange traded fund that also tracks the Index. Your Performance Rate Adjustment for a Shield Option is limited by a Cap Rate, Step Rate, or Edge Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate, Step Rate, or Edge Rate.

Withdrawal Charges
You may withdraw some or all of your money at any time prior to the Annuity Date; however, any applicable Withdrawal Charge is calculated as a percentage of the amount withdrawn. After the first Contract Year, the Contract provides for limited free access to your money, called the Free Withdrawal Amount. If you withdraw an amount that is greater than the Free Withdrawal Amount for your Contract, you may be subject to a Withdrawal Charge which will reduce the amount that is payable to you. For example, assume you make a $100,000 Purchase Payment at Contract issue. If your Account Value is $80,000 in the beginning of the sixth (6th) Contract Year and you take a full withdrawal from your Contract, the Free Withdrawal Amount is $8,000 (10% of $80,000) and a Withdrawal Charge percentage of 3% is applied to the remaining amount. This is a 3% reduction of your Account Value, less the Free Withdrawal Amount ($72,000 = $80,000 – $8,000). The Withdrawal Charge would be $2,160 (3% of $72,000). This results in a cash value of $77,840 paid to you ($77,840 = $80,000 – $2,160). For any withdrawal taken on a Term End Date, a Performance Rate Adjustment, as of the date of the withdrawal, will apply. For any withdrawal taken between the Term Start Date and the Term End Date, we use an Interim Value calculation, which will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option. The Performance Rate Adjustment and reduction (either proportionate or dollar for dollar) may be substantial. Since withdrawal amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the Investment Amount that remains in your Shield Option relative to the percentage reduction for the same withdrawal amount when Interim Value is greater than the Investment Amount. If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), a pro rata portion of the Rider Charge will be assessed based on the full numbers of months from the last Contract Anniversary to the date of the withdrawal.
Effect of Withdrawals, Surrender, Annuitization or Death
The method we use in calculating your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index Performance was positive. For more information on how we determine Interim Value and the potential adverse impacts of a withdrawal before the Term End Date, see “Risk of Loss” above.
•
If you take a withdrawal, including RMDs, your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options, the Fixed Account, and the Holding Account unless you tell us from which specific Allocation Options, in which you currently have any Account Value, where the withdrawal should be taken.
•
If you Surrender your Contract, elect to receive Annuity Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment.
•
If you Surrender your Contract prior to the Term End Date, we will pay the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates.
•
If you die (unless your Contract was issued with the Return of Premium death benefit), we will pay your beneficiary the Interim Value. We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
•
If your Contract is annuitized between the Term Start Date and Term End Date, we will use the Interim Value to calculate the Annuity Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen. Additionally, if you annuitize your Contract, the GLWB rider terminates.
•
If your Account Value falls below the Minimum Account Value as a result of a withdrawal, unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we may terminate your Contract. (See “WITHDRAWAL PROVISIONS.”) For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
•
You are still eligible to receive lifetime payments under the GLWB rider as long as the Early Withdrawal or Excess Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available. You should note, however, that even if your Account Value is not reduced to zero, Early Withdrawals and Excess

Withdrawals will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) and from the Holding Account to the Fixed Account and the Shield Options only during the Transfer Period. You cannot make transfers outside the Transfer Period and you cannot (i) transfer out of a current Shield Option to another Shield Option or the Fixed Account until the Term End Date of the current Shield Option, (ii) transfer out of the Fixed Account to a Shield Option until the Fixed Account Term End Date (which will not be less than one (1) year), or (iii) transfer from the Holding Account to a Shield Option or the Fixed Account until the next Contract Anniversary. In all cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the Transfer Period will result in an automatic renewal for a period of at least one (1) year.
Availability of Shield Options
Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at Term End Date. Additionally, we may stop selling certain Shield Options. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract. Similarly, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited. If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account, unless you instruct us otherwise.
The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
Risks Associated with the Referenced Indices
Because the S&P 500® Index (Price Return Index), the Russell 2000® Index (Price Return Index), the MSCI EAFE Index (Price Return Index), and the Nasdaq-100 Index® (Price Return Index) are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)

An Index may be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. The substituted Index may not be acceptable to you. Upon substitution of an Index, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
Shield Rate Risks
For all Shield Options, if negative Index Performance exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate. For Shield Options with Step Rate Edge, there could be situations when a small difference in the Index Performance results in significantly different Performance Rates. For example, if Index Performance is -9.5%, the Shield Rate is 10% and the Edge Rate is 7%, the Performance Rate will equal the Edge Rate, or 7%. On the other hand, if Index Performance is -10.5% and the Shield Rate is 10%, the Performance Rate will equal -0.5%.
Shield Options with Higher Shield Rates
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same index and term. This is because of the additional protection provided by the higher Shield Rates.
Issuing Company
No company other than BLIC has any legal responsibility to pay amounts that BLIC owes under the Contract. An Owner should look to the financial strength of BLIC for its claims-paying ability.
Systematic Withdrawal Program
If you choose to receive Annual Benefit Payments under the GLWB rider, you may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals, may be subject to a Withdrawal Charge and will reduce the GLWB Base and Net Purchase Payment Amount. See “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.
GLWB Risks
The GLWB rider is automatically included with your Contract and cannot be cancelled. There are circumstances in which we will terminate the GLWB rider. If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB rider will not be refunded. If the GLWB rider is terminated, it cannot be reinstated. If you take an Excess Withdrawal, we will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee.
We determine your Annual Benefit Payment under the GLWB rider using your GLWB Base and, depending on your Account Value, either the Withdrawal Rate or the Lifetime Guarantee Rate, each such rate specified in the GLWB Supplement. Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount and such reductions may be significant. Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate.
If you change Owners or assign all or a portion of the Contract, the GLWB rider may terminate. A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. With Market Growth, you are eligible for an Automatic Step-Up increase of the GLWB Base on each Contract Anniversary prior to the Contract Owner’s 91st birthday if the Account Value exceeds the GLWB Base. For the Market Growth with Rollup, you are eligible for a Rollup Rate increase during the first 10 Contract Years (only if no withdrawals occurred in the previous Contract Year) and, if applicable, an Automatic Step-Up if the Account Value exceeds the GLWB Base after we apply the Rollup.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the firms involved in the distribution and sale of our products). Our operations rely on the secure processing, storage and transmission of confidential and other information in our systems and the systems of third party service providers. For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including terrorists, nation states, financially motivated actors, internal actors, or third parties, such as external service providers, and the techniques used change frequently or are often not recognized until after they have been launched. The rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by threat actors. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict.
A cyber-attack could have a material, negative impact on BLIC, as well as individual Owners and their Contracts. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures, of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for BLIC. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, cyber-attacks, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Cybersecurity threats can originate from a wide variety of sources including, but not limited to, natural catastrophe, military or terrorist actions, public health crises (such as the COVID-19 pandemic), and unanticipated problems with our or our service providers’ disaster recovery systems. Such disasters and events may adversely affect our ability to conduct business or administer the contract, particularly if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event.
Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield Level Pay Plus® II Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield Level Pay Plus® II Annuity is a contract between you as the Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments at a later date you select (the “Annuity Date”).
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Annuity Period. During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%.

Withdrawals (including any applicable Withdrawal Charge), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The Annuity Period occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract.
The maximum issue age for this Contract is 85.
When you purchase the Contract, you must choose between either the Market Growth or Market Growth with Rollup variations of the GLWB rider.  Additionally, you can choose one or more of the available Shield Options and the Fixed Account. A Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Annuity Payments. Any such amount that exceeds the assets in the Separate Account is paid from our General Account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)
The Contract is intended for retirement savings, guaranteed lifetime income, or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial representative for guidance as to whether this contract may be appropriate for you. Please bear in mind that your financial representative, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan. (See “FEDERAL TAX CONSIDERATIONS.”)
Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial representative for information regarding the Fixed Account, if available.  See Appendix D for certain information regarding the Fixed Account.  The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial representative can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity Option, payments are made from our General Account assets.
The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. (See Appendix F for a full description of the Holding Account). You may not allocate your Purchase Payment or Account Value to the Holding Account. Amounts will remain in the Holding Account until you provide us new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found in the Contract specifications pages. Your financial representative can tell you the current and minimum interest rates that apply. We reserve the right to change the Holding Account interest rate.
The amount of the Annuity Payments you receive during the Annuity Period from an Annuity Payment option will remain level for the entire Annuity Period, subject to the payout chosen. (See “ANNUITY PAYMENTS (THE ANNUITY PERIOD)” for more information.)
As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See “OWNERSHIP PROVISIONS.”) If you change the Owner or assign all or a portion of the Contract, the GLWB rider will terminate, unless (i) the new Owner or assignee assumes full ownership of the Contract and is essentially the same person (e.g., an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.) or (ii) the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state.
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Replacement of Contracts
Exchanges. Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity, and there will be a new Withdrawal Charge period for the Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial representative whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs. From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a surrender of the existing contract would not trigger a withdrawal charge.  You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial representative about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may not offer both variations of the GLWB rider and/or may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial representative may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly. See “REQUESTS AND ELECTIONS” for specific contact information.
We offer other individual single premium deferred indexed-linked separate account contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts do not offer the GLWB rider and may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
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The minimum Purchase Payment we will accept is $25,000.
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If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
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We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.

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We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
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Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield Level Pay Plus® II Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed Account. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on the Term End Date. Given that Index Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date, we will instead calculate an Interim Value on each Business Day between the Term Start Date and the Term End Date. (See “INTERIM VALUE CALCULATION.”)
You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the Contract is issued, there will always be at least one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account, surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate Crediting Type you select.
The following chart lists the Shield Options (each of which is issued with a Cap Rate unless otherwise noted as a Step Rate or Step Rate Edge) currently available.
SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
SHIELD 25 (up to 25% downside protection)
1 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®

SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
SHIELD 15 (up to 15% downside protection)
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 10 (up to 10% downside protection)
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®

SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
If you elect to receive Annual Benefit Payments under the GLWB rider, you should be aware that the Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date you may only allocate to one or more of the allocation options specified in the GLWB Supplement in effect on your Issue Date, subject to the Transfer requirements. See “TRANSFERS”.
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate, Step Rate, or Edge Rate, as applicable, for each Term. The initial Cap Rate, Step Rate, or Edge Rate, as applicable, for each Shield Option is declared on the Issue Date. Thereafter the Cap Rate, Step Rate, or Edge Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term. See “Cap Rate” "Step Rate” and “Step Rate Edge”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates. For example, a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. All Shield Options may not be available in all states.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of 1 year, 2 years, 3 years, or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.
Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends. Thirty (30) days in advance of the Term End Date, we will send you written notification stating that your current Shield Option is maturing and that, at the Term End Date, the Investment Amount allocated to that Shield Option will automatically be renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account, if available. The notification will inform you of what your maturing Shield Options are and explain how you can obtain the different Shield Options available at the Term End Date, including the renewal Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access information on our website at https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/renewal-rates/ where at least two months of available Shield Options and renewal rates are posted. If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the Investment Amount as of the Contract Anniversary.

The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
The following Indices are currently available:
S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization. The S&P 500® Index does not include dividends declared by any of the companies in this Index.
Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index does not include dividends declared by any of the companies in this Index.
MSCI EAFE Index (Price Return Index). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index does not include dividends declared by any of the companies in this Index. Index Value and Index Performance will be calculated without any exchange rate adjustment.
Nasdaq-100 Index® (Price Return Index).   The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The Nasdaq-100 Index® does not include dividends declared by any of the companies in this Index.
See Appendix A for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index.
If any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation is substantially changed, or if Index Values become unavailable for any reason, we may substitute a comparable index with a similar investment objective and risk profile. We will send you written notification thirty (30) days in advance of such substitution or as soon as reasonably possible. The substituted Index may not be acceptable to you. Upon substitution of an Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
See Appendix B for an Index substitution Investment Amount example.

Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The Index Performance can be positive, zero or negative. The Performance Rate of a Shield Option is based on the performance of an Index. We calculate the Performance Rate only on the Term End Date. Any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
SHIELD RATES
The Shield Rate only applies if you hold the Shield Option until the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index Performance that is absorbed by us at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount.
We currently offer the following Shield Rates—Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate or a -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate (unless you have a Shield Option with Step Rate Edge). The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same Index and Term.
RATE CREDITING TYPES
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.   The Cap Rate only applies if you hold the Shield Option until the Term End Date. For renewals into the same Shield Option a new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. In some cases we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”

Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with a 8% Step Rate will result in a 8% Performance Rate; or, a 5% Index Performance with a 8% Step Rate will result in a 8% Performance Rate. The Step Rate only applies if you hold the Shield Option until the Term End Date. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Step Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate Edge
For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Step Rate Edge therefore, provides the opportunity to receive the Edge Rate even when Index Performance is negative, so long as Index Performance is equal to or greater than the Shield Rate. For example, a 3% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate, or, a -10% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate. The Edge Rate only applies if you hold the Shield Option until the Term End Date. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Edge Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Edge Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Rate Crediting Type Considerations
In deciding whether to purchase a Shield Option with a Cap Rate versus a Step Rate or Step Rate Edge, you should consider the following:
Step Rates and Edge Rates are generally lower than Cap Rates. For example, if Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate.
Similarly, if Index Performance is equal to or greater than the Shield Rate but less than the Edge Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen an Edge Rate.
Alternatively, if Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would instead be 8%.

Similarly, if the Index is equal to or greater than the Shield Rate and exceeds the Edge Rate, and you chose an Edge Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 7% Edge Rate, your Performance Rate would instead be 7%.
In deciding whether to purchase a Shield Option with a Step Rate versus Step Rate Edge, you should consider that Edge Rates are generally lower than Step Rates, but Edge Rates are applicable when Index Performance is equal to or greater than the Shield Rate whereas Step Rates are applicable only when Index Performance is equal to or greater than zero. For example, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 7%. On the other hand, if you chose a Step Rate of 8% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 0% even though the Step Rate is higher than the Edge Rate. Conversely, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than zero, your Performance Rate would be 7% whereas if you had chosen a Step Rate of 8%, your Performance Rate would be 8% rather than 7%.
You should keep in mind that unlike Shield Options with a Cap Rate or Step Rate, with a Shield Option with Step Rate Edge you will receive a positive Performance Rate equal to the Edge Rate even if Index Performance is negative, so long as such negative Index Performance does not exceed the Shield Rate.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the Term End Date. For more on transfers and renewals, see “TRANSFERS.”
Account Value
Your Account Value is the total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under your Contract during the Accumulation Period.
The following four sections of the prospectus describe (1) the calculation of Investment Amount, (2) Interim Value Calculation, (3) how Withdrawals work, and (4) how Transfers work. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the rate crediting types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount for each Shield Option is equal to the Investment Amount at the Term Start Date, reduced proportionately for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at the Term End Date.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option, or the next Interim Value calculation. On the Term End Date, we apply the Performance Rate to your Investment Amount.

Calculating your Investment Amount on a Term End Date
The Performance Rate can be positive, zero or negative and is determined as follows:
Shield Option type:	If Index Performance is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate
Shield Options with Step Rate Edge	less than zero and exceeds the Shield Rate	Index Performance increased by the Shield Rate (For example: a -15% Index Performance with Shield 10 will result in a -5% Performance Rate.)
	less than zero but does not exceed the Shield Rate	the Edge Rate
	zero or positive	the Edge Rate
Example 1—Calculating your Investment Amount on a Term End Date
Examples 1A, 1B, and 1C are intended to show how the Investment Amount on a Term End Date is calculated. In each example, assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index and she allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500® Index with a Cap Rate of 10%, in Example 1B she has selected the Shield 10 S&P 500® Index with a Step Rate of 8%, and in Example 1C she has selected the Shield 10 S&P 500® Index with an Edge Rate of 7%. For purposes of each example, assume no deductions for the Rider Charge, no withdrawals are made during the five-year example period, the Example 1A Cap Rate stays at 10% for all five years, the Example 1B Step Rate stays at 8% for all five years, and the Example 1C Edge Rate stays at 7% for all five years. If a withdrawal were made, a Withdrawal Charge during all 5 Contract Years as well as an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. The Rider Charge will be deducted from the Investment Amount in the ratio the portion of the Investment Amount on the Term End Date bears to the total Account Value on the Term End Date.
Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option. In some cases, we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance(2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment(4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount(5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is –5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000

(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Step Rate of 8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment(4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount(5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000
Example 1C—Shield Option with Step Rate Edge:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with an Edge Rate of 7% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Edge Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$53,500	$57,245	$61,252	$65,540
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Edge Rate	7%	7%	7%	7%	7%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	7%	7%	7%	7%	-5%
Performance Rate Adjustment(4)	$3,500	$3,745	$4,007	$4,288	-$3,277
Investment Amount(5)	$53,500	$57,245	$61,252	$65,540	$62,263

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $53,500, $57,245, $61,252 and $65,540, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Edge Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 7% by the Edge Rate. In year four the Performance Rate is 7% because the Index Performance is –10% and does not exceed the Shield 10 which absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 7% [Performance Rate] = $3,500
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $3,500 [Performance Rate Adjustment] = $53,500
Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract, and annuitize before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Prior to the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals; (4) Surrenders; or (5) on a Contract Anniversary, to determine the Rider Charge and any automatic Step-Up of the GLWB Base. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com.
Interim Value Calculation
We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders. The Interim Value is also used to determine how much the Investment Amount will be reduced by after a withdrawal (See

‘WITHDRAWAL PROVISIONS’ for more information). Once a Shield Option reaches the Term End Date, there is no Interim Value, and the Performance Rate will be applied to the Investment Amount based off the Rate Crediting Type and applicable Shield Rate.
The Interim Value reflects the value of each Shield Option taking into account the current price of the underlying Index, the time remaining until the Term End Date, and the current value of the investments we have made to fund our obligations under the Shield Option. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at a Term End Date. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date.
The Interim Value assesses the fair value of the assets allocated to the Shield Option (Investment Amount) plus the current value of the portfolio of options utilized to replicate the performance of these Shield Options.
The Interim Value for a Shield Option is equal to the sum of (1) and (2), where:
  (1) Is the market value of the Fixed Income Asset Proxy on the Business Day the Interim Value is calculated.
  (2) Is the current market value of the Derivative Asset Proxy.
1. The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate (as defined in Appendix G) will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
2. The Derivative Asset Proxy (as defined in Appendix G) is meant to represent an estimation of the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative. For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
Detailed information on the Interim Value calculation can be found in Appendix G of this prospectus.
The withdrawal amount (including any Rider Charge and any applicable Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Example 2—Calculating your Interim Value
Examples 2A and 2B are intended to show how Interim Value is calculated. Example 2A will illustrate an Interim Value calculation with positive Index Performance and Example 2B will illustrate an Interim Value calculation with negative Index Performance. For purposes of these examples, assume the activity that triggers the Interim Value calculation occurs six (6) months into the first year of the contract and that there are no withdrawals made as of the date the Interim Value is calculated. Additionally, for the example, months are assumed to have 30 days and years are assumed to have 365 days.

To see how we calculate Investment Amount after a withdrawal, please see “WITHDRAWAL PROVISIONS” and Example 3A.
Contract Effective Date: 8/2/2023
Purchase Payment: $200,000.00
Allocated to:
1)
25% 1-Year Step Rate Edge; S&P 500; Edge Rate 8.25%; 10% Shield Rate
2)
25% 2-Year Step Rate; S&P 500; Step Rate 18%; 15% Shield Rate
3)
25% 3-Year Cap Rate; S&P 500; Cap Rate 130%; 10% Shield Rate
4)
25% 6-Year Cap Rate; S&P 500; Cap Rate 200%; 25% Shield Rate
On the Contract Effective Date
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Term (in months)	12	24	36	72
Months elapsed since Term Start Date	0	0	0	0
Investment Amount	$50,000	$50,000	$50,000	$50,000
Shield Rate	10%	15%	10%	25%
Shield Option Rate	8.25%	18%	130%	200%
Months until Term End Date	12	24	36	72
Market Value Rate on Term Start Date	2.00%	4.00%	6.00%	8.00%
Starting Index Value	1,000
Total Account Value	$200,000
Example 2A—Index Performance is Positive
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	1200
Index Performance on calculation date(1)	20%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	$3,848.51	$6,526.00	$16,069.42	$21,946.25
Interim Value of each Shield Option(2)	$52,671.67	$53,045.03	$58,185.98	$56,704.57
Total Account Value	$220,607.25
Example 2B—Index Performance is Negative
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	700
Index Performance on calculation date(1)	-30%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	-$8,899.83	-$5,554.28	-$5,794.44	$2,103.07
Interim Value of each Shield Option(2)	$39,923.32	$40,964.75	$36,322.12	$36,861.38
Total Account Value	$154,071.57

The following notes to the table above provide important calculations showing how certain values are determined.

(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
Example 2A—Index Performance is Positive
(1200 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = 20%
Example 2B—Index Performance is Negative
(700 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = -30%
(2)
The sum of the Market value of the Fixed Income Asset Proxy and the Market value of the Derivative Asset Proxy equals the Interim Value of each Shield Option.
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including any applicable Withdrawal Charge) will result in a reduction to the Investment Amount in each Shield Option, the Fixed Account, and the Holding Account in the ratio that each Shield Option, the Fixed Account, and the Holding Account bears to the total Account Value, unless you instruct us otherwise. If a Withdrawal Charge is applicable, it is applied to the Withdrawal Amount that is in excess of the applicable Free Withdrawal Amount. For a partial withdrawal, the amount payable to you will be a net amount equal to the requested Withdrawal Amount reduced by any applicable Withdrawal Charge and Premium Tax and other taxes. Alternatively, you can choose to have the Withdrawal Charge and Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. However, this may result in a higher Withdrawal Charge because the charge increases the amount taken from your Account Value to cover the withdrawal and, since it is a percentage of the total amount withdrawn, the Withdrawal Charge will also be higher. A withdrawal (including any applicable Withdrawal Charge) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount after adjustments for any Withdrawal Charge will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn (including any applicable Withdrawal Charge) from the Account Value, less Premium Tax and other taxes, if any.
The Withdrawal Amount (including any applicable Withdrawal Charge) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.

After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of the GLWB rider (including the GLWB Base we use to determine the Annual Benefit Payment). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportional reduction of the GLWB Base, as described in the “Guaranteed Lifetime Withdrawal Benefit.”  The withdrawal could have a significant negative impact on the GLWB rider and the death benefit.
Withdrawal Charge
We impose a Withdrawal Charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Period, you can make a partial or complete withdrawal from your Contract.
The Withdrawal Charge is the percentage of the amount withdrawn from the Account Value in a Contract Year in excess of the Free Withdrawal Amount.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:
Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
Note: For tax purposes, earnings from Non-Qualified Contracts are generally considered to come out first.
If you take an Early Withdrawal or an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion that these withdrawals (including any Withdrawal Charge) reduces the Account Value, and, in the case of an Excess Withdrawal, reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Excess Withdrawal or an Early Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available.
When No Withdrawal Charge Applies
In some cases we will not charge you the Withdrawal Charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the following conditions:
(i)
Maturity of the Contract;
(ii)
Payment of the death benefit;
(iii)
Annual Benefit Payments;
(iv)
Application of your Account Value to an Annuity Option;
(v)
If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract, except for RMDs on a decedent Roth IRA. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values;
(vi)
If you properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or Roth IRA Contract issued by us;
(vii)
If we agree in writing that none will apply. For example, if you transfer your Account Value to another approved annuity contract issued by us or one of our affiliates;
(viii)
Withdrawals pursuant to either the Nursing Home Exception or the Terminal Illness Exception (see below); or

(ix)
Withdrawals up to the Free Withdrawal Amount.
Nursing Home Exception/Terminal Illness Exception. After the first Contract Year, if approved in your state, and your Contract provides for this, a Withdrawal Charge which would otherwise apply to a withdrawal will be waived, if you, or your Joint Owner:
•
(Nursing Home Exception) Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days after exiting the nursing home facility or hospital. The confinement must be prescribed by a physician and be medically necessary. Available in California under the Waiver of Withdrawal Charge Rider. Not available in Connecticut and Massachusetts; or
•
(Terminal Illness Exception) Is diagnosed with a terminal illness and not expected to live more than 12 months (a physician certifies to your illness and life expectancy) and you were not diagnosed with the terminal illness as of the date we issued your Contract. Available in California under the Waiver of Withdrawal Charge Rider. Not available in Connecticut, Massachusetts, Texas and Washington.
These Contract features are only available if you are less than 81 years old on the Contract Issue Date and terminate on the Annuity Date. These Contract features are free of charge. Additional conditions and requirements apply and are specified in the rider(s) that are part of your Contract.
Free Withdrawal Amount. After the first Contract Year, you may withdraw a portion of your Account Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
Systematic Withdrawal Program
On or after your Annual Benefit Commencement Date, you may enroll in the optional Systematic Withdrawal Program for automated processing of your Annual Benefit Payments. For automated processing of RMD amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract Anniversary. We do not assess a charge for this program. You can receive payments monthly, quarterly, semi-annually, or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals, may be subject to a Withdrawal Charge, and will reduce the GLWB Base and Net Purchase Payment Amount.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Allocation Options or you can designate where the withdrawal will be drawn: one or more Shield Options, the Fixed Account, and/or the Holding Account. Additionally, you may elect to have your entire Annual Benefit Payment transferred to the Fixed Account and have your systematic withdrawals processed from the Fixed Account, as described below in “Fixed Account Automated Withdrawal Processing."
Each withdrawal, systematic or otherwise (including any Rider Charge and any applicable Withdrawal Charge), will reduce the Investment Amount for each Shield Option by the same percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Therefore, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the remaining Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Interim Value is greater than the Investment Amount. Each withdrawal from the Fixed Account or the Holding Account reduces the value of that account by the amount of the withdrawal (dollar for dollar).
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options, the Fixed Account, and the Holding Account in the ratio that each Shield Option(s), the Fixed Account, and/or the Holding Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s), the Fixed Account, and/or the Holding Account all withdrawals are drawn from the specified Shield Option(s), Fixed Account, and/or the Holding Account in an amount you determine. If there are insufficient funds in the specified Shield Options, the Fixed Account, and the Holding Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option, Fixed Account, or the Holding Account to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options, the Fixed Account, and the Holding Account to which you are allocated. Future withdrawals under the Systematic Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic Withdrawal Program. Withdrawals under the Systematic Withdrawal Program are subject to the same Withdrawal Charge provisions and risks as any other withdrawals under the Contract. Among other things, this means that Withdrawal Amounts in excess of the Free Withdrawal Amount are subject to a Withdrawal Charge. Moreover, since Withdrawal Amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when the Interim Value is lower than the Investment Amount will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when the Interim Value is higher than the Investment Amount. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals.
Fixed Account Automated Withdrawal Processing. You may elect to have your systematic withdrawals processed from the Fixed Account. If you choose to have your withdrawals processed from the Fixed Account, we will transfer the entire amount of your Annual Benefit Payment from the Shield Options to the Fixed Account on each Contract Anniversary. The transfer will be proportional based on the ratio that each Shield Option(s) bears to the Account Value or per your specifications. The transfer on the Contract Anniversary will occur after applying the Performance Rate Adjustment and after deducting the Rider Charge. After the transfer to the Fixed Account, your automated withdrawal payments will be processed from the Fixed Account on a monthly, quarterly, semi-annual or annual basis. Amounts transferred to the Fixed Account become part of the Fixed Account Value and earn interest accordingly. See Appendix D. The Fixed Account automated withdrawal processing can only begin on a Contract Anniversary. Any earned interest will remain in the Fixed Account unless transferred out on a Contract Anniversary, subject to the Transfer requirements. (See “TRANSFERS”). If you terminate your participation in the Systematic Withdrawal Program, the amounts in the Fixed Account at termination will remain in the Fixed Account unless transferred to one of the available Shield Options in accordance with our transfer procedures. (See “TRANSFERS”).
Example 3—Withdrawals
Examples 3A and 3B are intended to show how withdrawals work. Both examples assume that Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 3A will illustrate a withdrawal when Interim Value, at the time of the withdrawal is greater than the Investment Amount on the Term Start Date and assumes no Withdrawal Charge applies due to a Withdrawal Charge waiver. Example 3B will illustrate a withdrawal when Interim Value, at the time of the withdrawal, is less than the Investment Amount on the Term Start Date and a 7% Withdrawal Charge is applied. In both examples, Owner 1 takes only one $20,000 withdrawal exactly halfway through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option (assuming no additional withdrawals). For purposes of the examples, assume no deduction of the Rider Charge.

Example 3A—Interim Value is greater than Investment Amount and no Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	$4,062.37
Interim Value of Shield Option(2)	$53,514.77
Withdrawal Amount taken	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals(3)	$31,313.57
Net Proceeds from withdrawal paid to Contract Owner(4)	$20,000
Term End Date
Index Value	560
Index Performance(5)	12%
Performance Rate(6)	10%
Performance Rate Adjustment(7)	$3,131.36
Investment Amount(8)	$34,444.93

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = 20%
(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example). The Interim Value is calculated as follows:
$49,452.40 [Market value of Fixed Income Asset Proxy] + $4,062.37 [Market value of Derivative Asset Proxy]
= $53,514.77
(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term] ÷ $53,514.77 [Interim Value on date of withdrawal])
= $31,313.57
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $0 [Withdrawal Charge] = $20,000.

(5)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(560 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 12%
(6)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(7)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal] x 10% [Performance Rate at Term End Date] = $3,131.36
(8)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal]
+ $3,131.36 [Performance Rate Adjustment at Term End Date] = $34,444.93
Example 3B—Interim Value is less than the Investment Amount and Withdrawal Charge:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	–$4,661.31
Interim Value of Shield Option(2)	$44,791.09
Withdrawal Amount taken	$20,000
Investment Amount adjusted for any withdrawals(3)	$27,674.13
Free Withdrawal Amount(4)	$5,000
Withdrawal Charge Amount(5)	$1,050
Net Proceeds from Withdrawal paid to Contract Owner(6)	$18,950
Term End Date
Index Value	450
Index Performance(7)	–10%
Performance Rate(8)	0%
Performance Rate Adjustment(9)	$0
Investment Amount(10)	$27,674.13

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%

(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy. The Interim Value is calculated as follows:
$49,452.40 [Market value of Fixed Income Asset Proxy] + –$4,661.31 [Market value of Derivative Asset Proxy]
= $44,791.09
(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on the Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term]) ÷ $44,791.09 [Interim Value on date of withdrawal]
= $27,674.13
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The Free Withdrawal Amount is the value as of the most recent Contract Anniversary multiplied by the Free Withdrawal Amount Percentage. The Free Withdrawal Amount is calculated as follows:
$50,000 [value as of most recent Contract Anniversary] x 10% [Free Withdrawal Amount percentage] = $5,000
(5)
The Withdrawal Charge Amount is the gross withdrawal amount minus the Free Withdrawal Amount multiplied by the Withdrawal Charge.
($20,000 [gross withdrawal amount] – $5,000 [Free Withdrawal Amount]) x 7% [Withdrawal Charge] = $1,050
(6)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $1,050 [Withdrawal Charge] = $18,950
(7)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = –10%
(8)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(9)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(10)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal]
+ $0 [Performance Rate Adjustment at Term End Date] = $27,674.13
Transfers
Transfers or Renewals during Transfer Period following Term End Date
You may make transfers only during the Transfer Period following the Term End Date. You may transfer all or a portion of the amount in your Shield Option. Subject to the minimum allocation of $500, you may make transfers to or from the Fixed Account, to or from the Shield Option(s), and from the Holding Account. We must receive Notice of your election to transfer, in a form satisfactory to us or by calling us at 1-888-243-1932, no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial representative can provide more information or you may contact our Annuity Service Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Fixed Account Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
If you make a transfer during the Transfer Period, the amount available to transfer is the Interim Value of each Shield Option, which will equal the Investment Amount in that Shield Option at the Term End Date. After the Transfer Period, the Interim Value of that Shield Option is a calculated value (as described in the “Interim Value Calculation” section).

If you do not make a transfer during the Transfer Period following the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account.
There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preference, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.” You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account.
Transfer Requirements for Shield Options While the GLWB rider is in Effect. If the same Shield Option is no longer available at the Term End Date and your GLWB rider is in effect, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise directed by you during the Transfer Period.
Transfer Requirements for Shield Options After the GLWB rider is Terminated. If the same Shield Option is no longer available at the Term End Date and your GLWB rider has been terminated, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise directed by you during the Transfer Period.
Transfer Requirements for the Fixed Account. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise instructed by you during the Transfer Period.
Renewals. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew. For purposes of the examples, assume no deduction of the Rider Charge.
Shield Options prior to Transfer:

Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Date
Index Value	1,200
Index Performance(1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year)(2)	10%
Performance Rate Adjustment(3)	$5,000
Investment Amount(4)	$55,000

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 20%
(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:
Contract Year	2
	1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term)(1)	$27,500	$27,500

Notes to the table above.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
DEATH BENEFIT
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.
Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. (See “General Death Benefit Provisions” below.)

Standard Death Benefit
If you are age 81 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 80 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:
(1)
your Account Value; or
(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any applicable Withdrawal Charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with (1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the Owner is a non-natural person).
The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an Annuity Option; or (c) when the Account Value is reduced to zero.
See Appendix C for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have been required to begin taking distributions (which may be more or less than ten years after the Annuitant’s death). (See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the Beneficiaries. There is no additional death benefit guarantee. See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise instructed by the Beneficiary.
Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with Notice of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.

We will pay interest on any delayed death benefit payments in accordance with the laws and regulations in effect under the applicable state law.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit.
Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not a natural person) dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:
(a)
Option 1—lump sum payment in cash; or
(b)
Option 2—payment of death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See “FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven (7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five (5) years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.
Beneficiary Continuation Options. We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.

Spousal Continuation. If the Owner dies during the Accumulation Period, the spouse may choose to continue the Contract in his or her own name, to the extent permitted by law, and exercise all of the Owner’s rights under the Contract. Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise elected by the spouse. See “Spousal Continuation” under the “LIVING BENEFIT” section for additional details.
Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation. A Beneficiary who is not a spouse generally can choose to continue a Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract, not subject to Withdrawal Charges. Such Beneficiary will also have the right to make transfers at the Term End Date or the Fixed Account Term End Date.
During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one (1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Note: A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.  See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.

Living Benefit
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income regardless of market performance. The guarantee is subject to the conditions described in “Operation of the GLWB rider,” including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee (and such reductions may be significant) or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. The GLWB rider for your Contract is described below.
Please check your Contract, GLWB rider, and GLWB Supplement for the specific provisions applicable to you.
Guaranteed Lifetime Withdrawal Benefit
Currently we offer two variations of the Brighthouse Pay Plus Rider: Market Growth and Market Growth with Rollup (see “GLWB rider Variations” below.) If you have attained the Lifetime Withdrawal Age and reached the Earliest Annual Benefit Commencement Date, as specified in your GLWB Supplement, you may establish the Annual Benefit Commencement Date and begin taking withdrawals under the GLWB rider immediately or at a later time; however, any withdrawals taken prior to the Annual Benefit Commencement Date will reduce the GLWB Base and Net Purchase Payment Amount (for Market Growth with Rollup only) (see “Managing Your Withdrawals” below). The GLWB rider cannot be cancelled but will be terminated as stated below (see “Termination of the GLWB Rider” below).
Rider Charge
The Rider Charge for the GLWB rider is equal to the Rider Fee Rate, a percentage that is specified in the GLWB Supplement and will not change with respect to your specific Contract. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. We deduct the Rider Charge from each applicable Shield Option, the Fixed Account, and the Holding Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value. The Rider Charge compensates us generally for the costs and risks we assume in providing the benefit. If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Annuity Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If the GLWB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract), no Rider Charge will be assessed based on the period from the last Contract Anniversary to the date the termination takes effect. There are other circumstances in which we will terminate the GLWB rider (see “Termination of the GLWB Rider” below). If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB will not be refunded.
The purpose of the following example is to illustrate how the Rider Charge is deducted from your Account Value. Assume you make a Purchase Payment of $100,000 and you have reached your Annual Benefit Commencement Date, resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 (i.e., $100,000 x 5%). At the first Contract Anniversary, assume that your Account Value (prior to the deduction of the Rider Charge) has decreased to $80,000 due to the withdrawal and poor market performance. The Rider Charge, which is equal to the Rider Fee Rate that is specified in GLWB Supplement and applied to the GLWB Base on the Contract Anniversary, is then deducted from the Account Value. If the Rider Fee Rate was 1.25% this would result in a Rider Charge of $1,250 (1.25% x $100,000 GLWB Base) which would be deducted from the Account Value, resulting in an ending Account Value of $78,750 ($80,000 - $1,250). The GLWB Base would remain at $100,000. At the second Contract Anniversary, assume your Account Value (prior to the deduction of the Rider Charge) has further decreased to $72,000 due to the withdrawal and poor market performance. Even though the Account Value has decreased again, the GLWB Base remains at $100,000. This would result in the Rider Charge still being $1,250, which would be deducted from the Account Value, resulting in an ending Account Value of $70,750 ($72,000 - $1,250).
Summary of the GLWB rider
Note: The following section provides a summary of how the GLWB rider works. A more detailed explanation of the operation of the GLWB rider is provided in the section below called “Operation of the GLWB rider.”

The GLWB rider guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year, subject to the conditions described in “Operation of the GLWB rider” below (including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
The GLWB rider does not guarantee lifetime income if your Account Value is reduced to zero due to an Early Withdrawal or an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB rider, the manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified withdrawal rate (the “Withdrawal Rate”). When the Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if your Account Value is reduced to zero, your GLWB Base is multiplied by another specified withdrawal rate (the “Lifetime Guarantee Rate”) to determine your Annual Benefit Payment. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. It is important to consider that after your Account Value is reduced to zero, the payments made to you may be less than the annual amounts that were available for withdrawal before the Account Value was reduced to zero. The GLWB Base and Net Purchase Payment Amount will be reduced for any Early Withdrawals or any Excess Withdrawals. In any event, withdrawals under the GLWB rider will reduce your Account Value and death benefit.
It is important to recognize that the GLWB Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value.
GLWB Rider Variations. We currently offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Depending on your expectations and preferences, you can choose the variation that best meets your needs. Market Growth with Rollup will generally have lower Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
• Market Growth: offers an Automatic Step-Up each Contract Anniversary (subject to the conditions described in “Automatic Step-Up” below); or
• Market Growth with Rollup: offers a Rollup Rate increase each Contract Anniversary for the first 10 Contract Years (see “Rollup Rate (for Market Growth with Rollup only)” below) and an Automatic Step-Up each Contract Anniversary (if the Account Value exceeds the GLWB Base after we apply the Rollup, as further described in “Automatic Step-Up” below).
For both variations, if you elect Joint Life and any Owner (or the Annuitant, if the Owner is a non-natural person) dies on or after the Annual Benefit Commencement Date, Annual Benefit Payments will remain available only if the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision (see “Spousal Continuation”).
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB rider (for example, the “GLWB Base” and “Annual Benefit Payment” sections), refer to the GLWB Supplement for the specific rates and other terms applicable to your GLWB rider. (See Appendix E for examples illustrating the operation of the GLWB.)
Annual Benefit Commencement Date. The Annual Benefit Commencement Date is the date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider. In order to begin taking withdrawals under the GLWB rider, you must wait until the occurrence of both (i) the earliest specified date we will permit for your Annual Benefit Commencement Date (previously defined in this prospectus as the “Earliest Annual Benefit Commencement Date”), and (ii) the age you must attain before you may begin receiving GLWB rider benefits (previously defined in this prospectus as the “Lifetime Withdrawal Age”), both of which are specified on the GLWB Supplement. The Annual Benefit Commencement Date must be provided in a Notice to us at least 10 days before the date you start taking Annual Benefit Payment withdrawals and cannot be changed after the first Annual Benefit Payment is taken as provided by the GLWB rider. You may provide Notice to us up to 12 months in advance of your Annual Benefit Commencement Date. Any withdrawal taken prior to the Annual Benefit Commencement Date will be considered an Early Withdrawal and will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value.

Covered Person. We determine benefits under this GLWB rider based on the life of a natural person(s) (“Covered Person”). The Covered Person is determined on the Issue Date and is the Owner, oldest Joint Owner, or Annuitant if the Contract is owned by a non-natural person. The Covered Person may not be changed. We calculate the benefit payments using rates based on a single life (“Single Life”) or joint lives (“Joint Life”), as specified in the GLWB Supplement. In the Notice establishing the Annual Benefit Commencement Date, the Covered Person must elect whether the Annual Benefit Payment will be calculated using the Single Life or Joint Life rates, specified in the GLWB Supplement. If Joint Life is elected in the Notice for the Annual Benefit Commencement Date, a Joint Covered Person must be added and is subject to the following: a) the Covered Person and the Joint Covered Person must be spouses; b) the age of the Joint Covered Person cannot be more than 10 years younger than the Covered Person; and c) the Joint Covered Person will be considered the primary Beneficiary, and any other Beneficiary will be treated as a contingent Beneficiary. The Joint Covered Person cannot be changed after the Annual Benefit Commencement Date. On or after the Annual Benefit Commencement Date upon death of the Covered Person, if the Joint Covered Person is no longer a spouse (e.g., due to divorce), the Joint Covered Person will not be eligible to receive benefits provided by the GLWB rider.
Allocation Options Available After the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, you may transfer your Investment Amount at the end of each applicable Term to one or more of the available Shield Options or the Fixed Account, if available, that are listed as allocation options in the GLWB Supplement accompanying this prospectus. The Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, there will always be at least one Shield Option available; however, we can add or discontinue any Shield Option. Consequently, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. (see “RISK FACTORS – GLWB Risks” and “ADDITION OR DISCONTINUANCE OF A SHIELD OPTION”). When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Allocation Options After the Annual Benefit Commencement Date.
GLWB Base. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your monthly payment if your Account Value is reduced to zero and lifetime payments are to begin.
Any withdrawals taken prior to the Annual Benefit Commencement Date will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Early Withdrawal.” Any withdrawals taken after the Annual Benefit Commencement Date that do not exceed or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the GLWB or Net Purchase Payment Amount. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however you take a withdrawal that exceeds the Annual Benefit Payment (or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment), then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Excess Withdrawal.”
Depending on the relative amounts of the GLWB Base, Net Purchase Payment Amount and the Account Value, such proportional adjustment may result in a significant reduction to the GLWB Base and Net Purchase Payment Amount (particularly when the Account Value is lower than the GLWB Base and Net Purchase Payment Amount, and could have the effect of reducing or eliminating the total amount you are guaranteed to receive under the GLWB rider (see “Managing Your Withdrawals” below).
Annual Benefit Payment. The Annual Benefit Payment begins with the Annual Benefit Commencement Date; prior to the Annual Benefit Commencement Date, there is no Annual Benefit Payment. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified rate, the applicable Withdrawal Rate. Your Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. The Withdrawal Rate reflects the following factors:
(a) your age on the Annual Benefit Commencement Date;
(b) the Contract Year from the Issue Date on the Annual Benefit Commencement Date; and
(c) Single Life or Joint Life, whichever is applicable.
If Joint Life is elected, the age used will be the oldest Owner or joint Owner.

The Withdrawal Rate, once determined, will not change for your Contract. If the GLWB Base is later recalculated (for example, because of the Automatic Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new GLWB Base multiplied by the Withdrawal Rate.
If your Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is referred to as the “Remaining Annual Benefit Payment.” Any Remaining Annual Benefit Payment not withdrawn in a Contract Year is not available in later Contract Years. As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable Withdrawal Rate multiplied by the GLWB Base. You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program”). While the GLWB rider is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and you may terminate your participation at any time.
It is important to note:
• If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life. If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because there are insufficient funds to deduct any GLWB rider charge from your Account Value, we will begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life.
• If your Account Value is reduced to zero prior to your Annual Benefit Commencement Date because there are insufficient funds to deduct any Rider Charge from your Account Value, we will begin making monthly payments to you for the rest of the Covered Person’s Life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate specified on the GLWB Supplement. In such circumstances—and assuming you have reached the Lifetime Withdrawal Age and the Earliest Annual Benefit Commencement Date—the payments reflect the following factors:
(a) your age when your Account Value is reduced to zero;*
(b) the Contract Year from the Issue Date to when your Account Value is reduced to zero;** and
(c) Single Life or Joint Life, whichever is applicable.***
* If you have not reached the Lifetime Withdrawal Age, then the Lifetime Guarantee Rate that corresponds with the Lifetime Withdrawal Age specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (a) above).
** If you have not reached the Earliest Annual Benefit Commencement Date, then the Lifetime Guarantee Rate that corresponds with the Earliest Annual Benefit Commencement Date specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (b) above).
*** You may only elect Joint Life if your Contract has not been continued under Spousal Continuation.
The purpose of the following example is to illustrate how the Lifetime Withdrawal Age is used if your Account Value is reduced to zero prior to the date you have selected as your Annual Benefit Commencement Date. Assume you are 55 years old when you purchase the Contract. Also assume that in the 11th Contract Year (i.e., at 66 years old), you have not established your Annual Benefit Commencement Date and, due to poor market performance and the deduction of Rider Charges, your Account Value has been reduced to zero. We will begin making monthly payments to you for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate. In this case, the Lifetime Guarantee Rate would be determined based on (a) age 66 (i.e., your age when your Account Value is reduced to zero),

(b) the 11th Contract Year (i.e., the Contract Year from the Issue Date to when your Account Value is reduced to zero) and (c) the election of Single Life or Joint Life, whichever is applicable.
• If your Account Value is reduced to zero due to an Early Withdrawal or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB rider, and the GLWB rider and Contract will terminate.
• Once Annual Benefit Payments after the Account Value is reduced to zero are made, no death benefit will be paid.
• You should carefully consider when to begin taking withdrawals under the GLWB rider. If you begin taking withdrawals too soon, you may limit the value of the GLWB rider, because the Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. In addition, if you elected Market Growth with Rollup and begin taking withdrawals within the first ten Contract Years, the GLWB Base will no longer increase by the Rollup Rate. As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. If you do take an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value and reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. In addition, you should not take Early Withdrawals. If you take an Early Withdrawal, we will recalculate the GLWB Base and the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value. These reductions caused by Early Withdrawals, and Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and lifetime payments will not be available.
After the Annual Benefit Commencement Date, you can always make Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your GLWB Base, you cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year. Income taxes and penalties may apply to your withdrawals. Withdrawal charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals as part of your Annual Benefit Payment. Withdrawal charges will also apply to withdrawals of Account Value that exceed the free withdrawal amount in any Contract Year. (See “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies.”)
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base. An Automatic Step-Up:
• will increase the GLWB Base to the Account Value, after deducting the Rider Charge, on the date of the Automatic Step-Up regardless of whether or not you have taken any withdrawals; and
• if the Automatic Step-Up occurs after the Annual Benefit Commencement Date, will increase the Annual Benefit Payment to equal the applicable Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up.
Rollup Rate (for Market Growth with Rollup only). On each Contract Anniversary during the first 10 Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup rate (see the GLWB Supplement for your Rollup rate) multiplied by the Net Purchase Payment Amount before such increase. The Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” above). The Automatic Step-Up occurs if the Account Value exceeds the GLWB Base after the Rollup is applied. The GLWB Base will not be increased by the Rollup rate:
• if a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or
• after the 10th Contract Anniversary.

Withdrawal Charge. We will apply a withdrawal charge to withdrawals from your Account Value as described in “WITHDRAWAL PROVISIONS — Withdrawal Charge” (also see “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies — Free Withdrawal Amount” and “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the issue age and Annual Benefit Payment. If Joint Owners are named, the age of the older Joint Owner will be used to determine the issue age and the Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “you” always means the Owner, older Joint Owner, or the Annuitant, if the Owner is a non-natural person. “You” also refers to the surviving spouse after continuation if continued under the Spousal Continuation Provision.
Termination of the GLWB Rider. The GLWB rider cannot be cancelled but will terminate upon the earliest of:
(1) the date of a full withdrawal of the Account Value that is: (a) an Early Withdrawal or Excess Withdrawal (a portion of the Rider Charge will be assessed); or (b) a Non-Excess Withdrawal (you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the rider have been met) (a portion of the Rider Charge will not be assessed);
(2) the date you apply any portion of the Account Value to an Annuity Option (a portion of the Rider Charge will be assessed);
(3) the date there are insufficient funds to deduct the Rider Charge from the Account Value (whatever Account Value is available will be applied to pay the Rider Charge and you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the GLWB rider have been met; however, you will have no other benefits under the Contract);
(4) the death of the Contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the contract under the Spousal Continuation provisions of the Contract (see “DEATH BENEFIT—Death Benefit Options—Spousal Continuation”) and the GLWB rider (see “Spousal Continuation” below);
(5) the death of the Owner after the first Spousal Continuation;
(6) for contracts issued in all states other than California, a change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a portion of the Rider Charge will be assessed);
(7) the termination of the Contract to which the GLWB rider is attached, other than due to death as described above (a portion of the Rider Charge will be assessed); or
(8) for contracts issued in all states other than California, the date you assign your Contract, subject to our administrative procedures (a portion of the Rider Charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB rider if you assign a portion of the Contract under the following limited circumstances: if the new Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges. Once the GLWB rider is terminated, the Rider Charge will no longer be deducted.
Death Benefit Under the GLWB Rider.
• Death of an Owner Before the Annual Benefit Commencement Date Is Established. If we receive due proof of death of an Owner before we receive Notice establishing the Annual Benefit Commencement Date, the GLWB rider will terminate and the death benefit provision of your Contract will apply, unless the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision. See “Spousal Continuation” below for additional details.

• Death of the Covered Person On or After the Annual Benefit Commencement Date. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Single Life was elected, the GLWB rider will terminate and the death benefit provision of your Contract and any death benefit made a part of your Contract will apply. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Joint Life was elected, the decedent’s surviving spouse must continue the Contract in order to continue receiving Annual Benefit Payments. See “Spousal Continuation” below for additional details.
• Death of the Joint Covered Person On or After the Annual Benefit Commencement Date. The GLWB rider will remain in force unless the death of the Joint Covered Person would cause the death benefit provision of the Contract to apply and Spousal Continuation does not occur under the terms of the Contract. Otherwise, the Annual Benefit Payment will continue to be based on the applicable Joint Life rates set forth in the GLWB Supplement.
Note: We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
Spousal Continuation. Provided your spouse is not more than 10 years younger than you, if your spouse continues the contract under the Spousal Continuation provisions of the Contract, and the GLWB rider is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB rider will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income, subject to the conditions described in “Operation of the GLWB rider” and provided the GLWB rider is not terminated (see “Termination of the GLWB Rider” above). If your spouse is more than 10 years younger than you, your spouse may continue the Contract; however, the GLWB rider will terminate. If the Contract has been continued under Spousal Continuation and the Annual Benefit Commencement Date is not yet established, the new Owner will become the Covered Person and must provide Notice to us, at least 10 days in advance of the Annual Benefit Commencement Date, to establish the Annual Benefit Commencement Date and may only choose a Single Life option. If the Contract has been continued under Spousal Continuation after the Annual Benefit Commencement Date, then the Withdrawal Rate that applies after Spousal Continuation will be the same as the Withdrawal Rate in effect prior to Spousal Continuation. After the Annual Benefit Commencement Date, Spousal Continuation is only available if Joint Life was elected. If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any Rider Charge from the Account Value, monthly payments will be made using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement) to your spouse (the new contract Owner) for the rest of his or her life. The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect one of the following options: (1) annuitize the Account Value under the Contract’s annuity provisions., (2) if you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your or your spousal Beneficiary’s death); or (3) make a complete withdrawal of your Account Value. For more on changing or extending the Maturity Date or your options when you reach the Maturity Date, see “Maturity Date” in “ANNUITY PAYMENTS (THE ANNUITY PERIOD).”
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70½, if you were born on or before June 30, 1949). If your Contract is an IRA or other contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for the current calendar year (whichever is greater). If:
(1) you are enrolled in the Automated Required Minimum Distribution Program or in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program;
(2) you do not take additional withdrawals outside of these two programs; and
(3) your Remaining Annual Benefit Payment for the Contract Year is equal to zero (note: this is only a condition under the following limited circumstances: (i) if you reach the end of the calendar year and (ii) your Annual Benefit Payment or Remaining Annual Benefit Payment was not already increased to equal the required minimum distribution amount);
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which you are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment. See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB” below.

Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB. Used with the GLWB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis. (Reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis could have the effect of reducing or eliminating the guarantees of the GLWB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”). You may choose to do so to help you both fulfill minimum distribution requirements with respect to your Contract and facilitate automated processing of your Annual Benefit Payment
You may only enroll in these programs on or after your Annual Benefit Commencement Date. In order to avoid taking withdrawals that could reduce the GLWB Base and Net Purchase Payment Amount on a proportional basis, withdrawals should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year. For example, if you enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program on an annual basis, after the Systematic Withdrawal Program monthly payment in December. If additional amounts are paid out at the end of the calendar year to fulfill minimum distribution requirements, this will reduce the Remaining Annual Benefit Payment for the Contract Year. You should contact the Annuity Service Office to determine if your Systematic Withdrawal Payment amount needs to be adjusted to avoid an Excess Withdrawal that could reduce your GLWB Base and Net Purchase Payment Amount. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the GLWB Base, Net Purchase Payment Amount, and Annual Benefit Payment being reduced. To enroll the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Office.
Annuity Payments (The Annuity Period)
At any time during the Accumulation Period, you can elect to annuitize under current annuity rates. If you elect to do so, you (unless another payee is named) will receive Annuity Payments that are fixed as to amount. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB rider. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  Annuitization is discussed below.
Annuity Date
Under the Contract you can receive regular Annuity Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in your state. Annuity Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Annuity Payments do not begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the

Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by us. Please be aware that once your Contract is annuitized, your beneficiaries are ineligible to receive any death benefit. or receive benefits under the GLWB rider
Since the Maturity Date at the time you  purchase the Contract is the later of the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from Contract Issue, you must make an election  if you would like to extend your Maturity Date to the latest  date permitted (subject to restrictions imposed by your  selling firm, our current established administrative  procedures and applicable state law). Annuitization may provide higher income amounts than the payments under the GLWB rider, depending on the applicable annuity rates and your Account Value on the Maturity Date. Also, income provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect  one of the following options:  (1) annuitize the Account Value under the Contract’s  annuity provisions, (2) if you are eligible for lifetime withdrawals under the  GLWB rider, elect to receive the Annual Benefit Payment  paid each year until the Covered Person’s death (or the later of Covered Person’s or  Joint Covered Person’s death if Joint Life was elected), or (3) make a complete withdrawal of your Account Value. If you do not select an Annuity Option or elect to receive payments under the GLWB rider, we will annuitize your contract under the Life Annuity With 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the GLWB rider.
Annuity Payments
You (unless another payee is named) will receive Annuity Payments during the Annuity Period. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments. All Annuity Payments are fixed as to amount.
The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment amount. The amount of each Annuity Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Annuity Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Annuity Payments. If the amount of the Annuity Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among annuity plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option before the Contract is annuitized, Option 1, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.
If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Annuity Payment being larger. For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 2. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.

We may require proof of the age or sex of an Annuitant before making any Annuity Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Annuity Payments. No interest will be credited or charged in the event of an underpayment or overpayment.
Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving Annuity Payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Option 2 and/or the duration of the guarantee period under Options 1 and 2.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or annuity types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining Annuity Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Annuity Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Annuity Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Annuity Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Annuity Period, any remaining Annuity Payments will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
PREMIUM AND OTHER TAXES
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%. We will determine when taxes relate to the Contract.
We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium Taxes until Annuity Payments begin.
INCOME TAXES
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex.  The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Withdrawals under the GLWB Rider and Tax Treatment
Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59½, a 10% Federal income tax penalty may apply. See “Surrenders or Withdrawals—Early Distribution” above. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. surrender, partial withdrawal Annuity Payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.
Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.

The portion of any withdrawal from an annuity Contract that is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability;
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or
(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988, from BLIC (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances.  For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid.  Some of the ramifications of a partial exchange remain unclear.  You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.
Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or Annuity Payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five (5) years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of Annuity Payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,
(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.

Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements, or
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  Generally, this limit does not apply to trustee-to-trustee transfers between IRAs.  Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or Annuity Payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.

If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*
Attain age 74 on or after January 1, 2033	75*

*If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether your Applicable Age is age 73 or age 75.
Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:
(a)
the calendar year in which you reach the Applicable Age; or
(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once you attain your Applicable Age, will not apply to any Roth account balance while you are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon your death.
Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.

Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met.  Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under Federal tax law and to protect you and other Contract owners from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA	$7,000	$1,000
SIMPLE IRA	$16,000	$3,500
401(k)	$23,000	$7,500
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$23,000	$7,500
457(b)	$23,000	$7,500
Dollar limits are for 2024 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $69,000 and 100% of an employee’s compensation for 2024.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial representative who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive for a cancellation request submitted to your financial representative will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner. You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:
(a)
change the Beneficiary.
(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
(c)
assign the Contract (subject to limitation).
(d)
change the Annuity Payments option before the Annuity Date.
(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is as designated at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to our underwriting requirements in effect at the time of the request. A change of Owner will automatically revoke any prior designation of the Owner.

Joint Owner. The Contract can be owned by Joint Owners, limited to natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise as indicated on the Contract Schedule or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the Annuitant is subject to our underwriting requirements in effect at the time of the request.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment. Our rights as evidenced by a Contract may not be assigned without our written consent and is subject to our approval and underwriting requirements. You may not assign your rights under the Contract after the start of Annuity Payments. In certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment request unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. Assignments will be effective as of the date the written notice of assignment was signed, subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service Office. You should consult your tax adviser regarding the tax consequences of an assignment. An assignment may be a taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date, the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of death benefits and the calculation of Annuity Payments, withdrawals and transfers when we cannot obtain an Index Value under the following circumstances:
(i)
the NYSE is closed (other than customary weekend and holiday closings);
(ii)
trading on the NYSE is restricted;
(iii)
an emergency exists such that we cannot value Investment Amounts; or
(iv)
during any other period when a regulator by order, so permits.

WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract and GLWB rider by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. State variations may apply.
THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC”)
BLIC is a Delaware stock insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S.
BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Annuity Payments—even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our General Account. Amounts paid from the General Account are subject to the financial strength and claims paying ability of BLIC and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. BLIC is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
A Purchase Payment made to the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLIC. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, will not be maintained in the Separate Account.
INVESTMENTS BY BLIC
We must invest our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Purchase Payments made to these Contracts issued by BLIC are invested in the Separate Account. The Separate Account is a non-unitized separate account. Owners do not share in the investment performance of assets allocated to the Separate Account. The obligations under the Contract are independent of the investment performance of the Separate Account and are the obligations of BLIC.

ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:
(i)
your Account Value;
(ii)
all transactions regarding your Contract during the year; and
(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms receive commissions, and may receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These commissions and other incentives or payments are not charged directly to Owners. We intend to recoup commissions and other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial representatives in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
Compensation Paid to Selling Firms. Brighthouse Securities pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable is 6% of the Purchase Payment. Some selling firms may elect to receive a lower commission when the Purchase Payment is made, along with annual trail commissions up to 1% of Account Value for so long as the Contract remains in effect or as agreed in the selling agreement. We also pay commissions when an Owner elects to begin receiving regular Annuity Payments. (See “ANNUITY PAYMENTS—(THE ANNUITY PERIOD).”) Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial representative for further information about what payments your financial representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms. Brighthouse Securities has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial representatives with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask your financial representative.
Wholesaling Firms
In addition to the distribution arrangements discussed above, Brighthouse Securities has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms. These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Contracts by the selling firms. Brighthouse Securities pays compensation to wholesaling firms in connection with these services.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.
THE HOLDING ACCOUNT
There are certain circumstances where we will transfer amounts to the Holding Account. Please refer to your Contract and Appendix F for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. If we receive the request, or if we (or our designee) receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier, then the request or payment will be treated as received on the next day. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, as indicated in the chart below, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or processing the transaction. Please direct your requests and elections under your Contract, and inquiries about your Contract, to us as directed below.

Applications when purchasing the Contract, including initial Purchase Payment	P.O. Box 4365 Clinton, IA 52733-4365 Fax: (877) 245-2964 Or through your financial representative
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Annuity Payments
•Requests to receive regular Annuity Payments	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Annuity Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
•General requests and elections for Contracts receiving Annuity Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424
Some of the requests for service that may be made by telephone or Internet (www.brighthousefinancial.com) include transfers of your Account Value into Shield Option(s) or the Fixed Account. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial representatives to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial representative. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.
A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial representative before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
LEGAL PROCEEDINGS
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of BLIC to meet its obligations under the contracts.
EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLIC, its authority to issue such Contracts under Delaware law and the validity of the forms of the Contracts under Delaware law have been passed on by legal counsel for BLIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company incorporated by reference in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing.
STATE VARIATIONS
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, age issuance limitations, transfer rights and limitations, the right to reject a Purchase Payment, the requirements for unisex annuity rates and the general availability of certain features. This prospectus describes all the material features of the Contract. If you would like to review a copy of the Contract and any endorsements, contact our Annuity Service Office.
ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.

MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
INFORMATION INCORPORATED BY REFERENCE
Under the Securities Act of 1933, BLIC has filed with the SEC a registration statement (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits and reference is hereby made to such Registration Statement and exhibits for further information relating to BLIC and the Contracts.
We incorporate by reference BLIC’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on February 29, 2024 via EDGAR File No. 033-03094 and Quarterly Report on Form 10-Q for the quarter ended on March 31, 2024 as filed with the SEC on May 9, 2024 via EDGAR File No. 033-03094. The Annual Report contains additional information about BLIC, including audited financial statements for BLIC’s latest fiscal year.  In addition, all documents subsequently filed by BLIC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to the termination of the offering, are also incorporated by reference into this prospectus. We are not incorporating by reference any documents or information deemed to have been furnished instead of filed under SEC rules, such as current reports on Form 8-K furnished under Item 2.02 or Item 7.01.
If requested, BLIC will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to BLIC at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. You may also access the incorporated reports and other documents at www.brighthousefinancial.com.
BLIC files periodic reports as required under the Exchange Act (including Form 10-K, 10-Q and 8-K). You may also read and copy any materials that BLIC files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLIC’s by-laws or internal corporate policies adopted by BLIC or its ultimate parent, the directors, officers and other controlling persons of BLIC and of BLIC’s affiliate and principal underwriter, Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLIC and Brighthouse Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLIC pursuant to the foregoing provisions, BLIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

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Appendix A
Index Publishers
BLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. It is not possible to invest directly in an index. Brighthouse Shield Level Pay Plus® II Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Brighthouse Shield Level Pay Plus® II Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay Plus® II Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or Brighthouse Shield Level Pay Plus® II Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse Shield Level Pay Plus® II Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay Plus® II Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500®  INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500®  OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield Level Pay Plus® II Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse Shield Level Pay Plus® II Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield Level Pay Plus® II Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to
A-1

Brighthouse Financial or the Brighthouse Shield Level Pay Plus® II Annuity. Russell is not responsible for and has not reviewed the Brighthouse Shield Level Pay Plus® II Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield Level Pay Plus® II Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield Level Pay Plus® II Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
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Nasdaq, Inc. requires that the following disclaimer be included in this prospectus:
Brighthouse Shield Level Pay Plus® II Annuity is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc. with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Brighthouse Shield Level Pay Plus® II Annuity. The Corporations make no representation or warranty, express or implied to the owners of Brighthouse Shield Level Pay Plus® II Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay Plus® II Annuity particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Brighthouse Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq® without regard to Licensee or Brighthouse Shield Level Pay Plus® II Annuity. Nasdaq® has no obligation to take the needs of the Licensee or the owners of Brighthouse Shield Level Pay Plus® II Annuity into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Brighthouse Shield Level Pay Plus® II Annuity to be issued or in the determination or calculation of the equation by which Brighthouse Shield Level Pay Plus® II Annuity is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay Plus® II Annuity.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Appendix B
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no deductions for the Rider Charge, no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
Index Value on Term Start Date for S&P 500® Index	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500

The following notes to the tables above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])
÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])
÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted Index), the total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
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divided by the S&P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term End Date divided by the Russell 2000® Index Value at the substitution date –1. Total Index Performance for the Term is calculated as follows:
(1330 [initial Index at Index substitution date] ÷ 1400 [initial Index at Term Start Date])
x (1375 [substituted Index at Term End Date] ÷ 1250 [substituted Index at substitution date]) –1 = 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.5%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any applicable Withdrawal Charge) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount at Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date] + $4,500 [Performance Rate Adjustment] = $104,500
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Appendix C
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, if any, Withdrawal Charges or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
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Appendix D
The Fixed Account
The Fixed Account is a funding option that may be available and is part of BLIC’s General Account assets. These General Account assets include all assets of BLIC other than those held in the Separate Accounts sponsored by BLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, neither the Fixed Account nor the General Account is registered or regulated under the Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Fixed Account Term. At the Fixed Account Term End Date, the Fixed Account Value will automatically be renewed into the same Fixed Account Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Fixed Account Term, these amounts will automatically transfer into the Holding Account at the end of the Fixed Account Term unless otherwise instructed by you to transfer into one or more available Shield Options. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each Contract Anniversary for the duration of the Fixed Account Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Rider Charge and any applicable Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Interest Crediting. Interest will be compounded and credited daily to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
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Important terms that will help you understand this Appendix D:
Fixed Account Term.  The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Value. The Fixed Account Value at the end of the Fixed Account Term.
Transfers. During the Accumulation Period you may only make a transfer to or from the Fixed Account and/or to or from a new Shield Option(s) during the Transfer Period. Once we receive allocation instructions from you, we will transfer the amounts in the Fixed Account to the Shield Option(s) on the next Contract Anniversary. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
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Appendix E
Guaranteed Lifetime Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the GLWB rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB rider does not establish or guarantee an Account Value or minimum return for any Shield Option. The GLWB Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Base
The initial GLWB Base is equal to your initial Purchase Payment. The GLWB Base may increase by any Automatic Step-Ups, as described below. For Market Growth with Rollup, the GLWB Base may also increase by the Rollup Rate, if applicable. The GLWB Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Annual Benefit Commencement Date
There is no Annual Benefit Payment prior to the Annual Benefit Commencement Date, so any withdrawal that occurs prior to the Annual Benefit Commencement Date is an Early Withdrawal and will decrease the GLWB Base in the same proportion that the withdrawal reduces the Account Value. This proportional adjustment is calculated using the amount of the withdrawal divided by the Account Value prior to the withdrawal.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and you decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Annual Benefit Commencement Date, there will be a proportional adjustment to the GLWB Base. The proportional adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Annual Benefit Commencement Date
A “Non-Excess Withdrawal” is a withdrawal that does not exceed, or cause the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the GLWB Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. An Excess Withdrawal is the portion of a withdrawal (including Withdrawal Charges and any charges added to the Contract by Rider applicable to the withdrawal) from the Account Value that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base.
The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Withdrawal and Lifetime Guarantee rates are based on the Covered Person’s age (or oldest Covered Person’s age for Joint Life election) at the time of commencement, the Contract Year from the Issue Date and the election of Single or Joint Life Income.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Annual Benefit Commencement Date and does not exceed the Annual Benefit Payment of $5,000, your GLWB Base of $100,000 is not reduced by such withdrawal.
E-1

Excess Withdrawals
Assume due to poor market performance your Account Value is reduced from $100,000 to $80,000 and you decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). As noted above, also assume that the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 (your GLWB Base) x 5%). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a proportional adjustment to your GLWB Base. The proportional adjustment is equal to the excess withdrawal amount ($5,000) divided by the Account Value before such withdrawal ($80,000), which equals 6.25%. Therefore, because 6.25% of $100,000 (the GLWB Base) is $6,250, the GLWB Base would be reduced by $6,250—i.e., from $100,000 to $93,750. In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,687.50 (5% x $93,750).
B. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. An Automatic Step-Up: (1) increases the GLWB Base to the Account Value; and (2) increases the Annual Benefit Payment to equal the Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume you have reached your Annual Benefit Commencement Date resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 ($100,000 x 5%). At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the GLWB Base due to poor market performance and no Excess Withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the GLWB Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Base from $120,000 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
C. Rollup Rate (for Market Growth with Rollup only)
On each Contract Anniversary within the first ten Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup Rate multiplied by the Net Purchase Payment Amount before such increase.
The GLWB Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the first ten Contract Years. The Rollup Rate is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000, your initial Net Purchase Payment Amount would be $100,000 and your initial GLWB Base would be $100,000. If your Rollup Rate is 5%, your GLWB Base will increase by 5% of the Net Purchase Payment Amount on each contract anniversary for the first ten Contract Years, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Base would increase to $105,000 ($100,000 + ($100,000 x 5%)).
If a withdrawal is taken in any Contract Year during the first ten Contract Years, the GLWB Base would not be increased by the Rollup Rate on the following Contract Anniversary. After the first ten Contract Years, the GLWB Base is not increased by the Rollup Rate.
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Illustrative GLWB Example
The two graphs below are illustrations that incorporate several concepts of the GLWB rider.
Please note:
• Both graphs assume no withdrawals occur until after the Annual Benefit Commencement Date.
• The second graph assumes no withdrawals occur until after the first ten Contract Years for Market Growth with Rollup.
• Both graphs assume Account Value fluctuation in order to illustrate Automatic Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.
• The second graph shows the “GLWB Base had Automatic Step-Ups not occurred” for the purpose of illustrating the impact of Automatic Step-Ups only (i.e., GLWB Base only increased by the Rollup Rate).

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Appendix F
The Holding Account
The Holding Account is part of our General Account. You may not allocate your Purchase Payment or Account Value to the Holding Account. The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. If you have a Shield Option that has reached its Term End Date, the amount in that Shield Option will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. If the same Shield Option is no longer available, the amount will automatically transfer into the Fixed Account at the Term End Date. If the Fixed Account is not available, the amount will automatically transfer into the Holding Account. If you are allocated to a Shield Option that will not be available at the end of the existing Term, we will send a notification, written or electronic depending on your selected preference, describing any changes to the Shield Option, as required by law. If the Fixed Account is not available, this notification will also inform you of the current interest rate for the Holding Account and that on the Term End Date, the amounts in the discontinued Shield Option will be transferred to the Holding Account, unless otherwise instructed by you.
The amounts will remain in the Holding Account until you provide us new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. During the Transfer Period, we will allow you to make transfers, and we will treat the transfer as if it occurred on the Contract Anniversary. Before the amounts in the Holding Account are transferred into the Shield Option(s), you can change your allocation instructions.
The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found on your Contract Schedule. Your financial representative can tell you the current and guaranteed minimum interest rate. We reserve the right to change the Holding Account interest rate.
Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/ where at least two months of renewal rates for the Rate Crediting Types, the Fixed Account and, if applicable, the interest rate for the Holding Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.”
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Appendix G
Interim Value of Shield Options
Below is additional information regarding the Interim Value calculation.
The Interim Value for each Shield Option is equal to the sum of (1) and (2), where:
(1) Is the market value of the Fixed Income Asset Proxy on the Business Day the Interim Value is calculated. It is determined as (A – B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A. Is the Investment Amount on the Business Day the Interim Value is calculated;
B. Is the market value of the Derivative Asset Proxy (as defined below) under initial market conditions, with straight-line amortization to the end of the Term;
C. Is the Market Value Rate (as defined below) on the Term Start Date;
D. Is the Market Value Rate on the Business Day the Interim Value is calculated; and
E. Is the total days remaining in the Term divided by 365.
(2) Is the current market value of the Derivative Asset Proxy.
The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate change (C and D in the formula) is intended to apply a Market Value Adjustment to address any changes in interest rates from the Term Start Date to the day the Interim Value is calculated. In short, if interest rates have increased since the Term Start Date, the change in the Market Value Rate will result in a reduction of the fair value of the Investment Amount. Conversely, if interest rates have decreased since the Term Start Date, the change in the Market Value Rate will result in an increase of the fair value of the Investment Amount.
The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
The Market Value Rate is the Constant Maturity Treasury (CMT) rate with a maturity equal to that of the Term. If a maturity of the CMT rate is not available that equals the Term, then the Market Value Rate will be linearly interpolated between the two closest available CMT maturities.
If the (CMT) rate is no longer published, or is discontinued, then we may substitute another suitable method for determining the Market Value Rate.
For the current market value of the Derivative Asset Proxy, we utilize a fair market value methodology, the Black-Scholes Model, to value the replicating portfolio of options that support the Interim Value. The Derivative Asset Proxy is meant to represent the replicating portfolio of options designated by us and is used to estimate the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative.
For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options as described above is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
The fair value of the replicating portfolio of options for each Shield Option is determined according to the following formulas:
For Shield Options with a Cap Rate:
The replicating portfolio of options is = ATMC – OTMC – OTMP
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With respect to our hypothetical portfolio formula, we designed the at-the-money call and out-of-the-money call to value the potential for a positive Performance Rate subject to any applicable Cap Rate. The out-of-the-money put is designed to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is due to the risk that the Index Value could be lower on the Term End Date whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Interim Value formula, the value of the out-of-the-money call will be zero if a Cap Rate Shield Option is uncapped.
For Shield Options with a Step Rate:
The replicating portfolio of options is = [Step Rate x ATMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money binary call to value the potential for gains equal to the Step Rate, if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date. The out-of-the-money put is designed to value the potential for a negative Performance Rate in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
For Shield Options with Step Rate Edge:
The replicating portfolio of options is = [Edge Rate x ITMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the in-the-money binary call to value the potential for gains equal to the Edge Rate if on the Term End Date, the Index Value is greater than or equal to the Shield Rate on the Term Start Date, and the out-of-the-money put to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
Where,
•
ATMC is an at-the-money call option,
•
OTMC is an out-of-the-money call option,
•
OTMP is an out-of-the-money put option,
•
ATMBC is an at-the-money binary call option, and
•
ITMBC is an in-the-money binary call option.
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BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY
Brighthouse Shield Level Pay Plus® II Advisory Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (“BLIC”, “we”, “our” or “us”).
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. BLIC is located at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the principal underwriter and distributor of the Contracts.
The Risk Factors for this Contract appear on Page 15.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information, including a description of all material features, rights and obligations of the Contract. BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The Contract offers various Shield Options which provide certain protections in that BLIC will absorb specified levels of negative index returns and the GLWB rider guarantees that an Owner will receive lifetime income regardless of market performance. However, investors should carefully weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract. The circumstances under which you receive benefits under the GLWB rider may be limited. The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. We do not guarantee that there will always be a Shield Option that provides this minimum amount of protection. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Index-linked annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your financial advisor about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
There are risks associated with investing in Shield Options. You may lose money, up to all or a significant amount of your principal, as well as earnings from prior Allocation Options. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the end of the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals taken under the systematic withdrawal program. The Interim Value calculation could result in a loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you a make a withdrawal or surrender the Contract during a Term.
Withdrawals could also result in significant reductions to your contract value and the death benefit (perhaps by more than the amount withdrawn), as well as to the Performance Rate Adjustment on the Term End Date. Withdrawals may also be subject to income taxes and income tax penalties if taken before age 59 1∕2. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with your financial advisor.
You may cancel the Contract within a certain time period after receiving it by mailing or delivering the Contract to either us or the financial advisor who sold it. This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. We will return either your Purchase Payment or Account Value, depending on your state. You should review this prospectus or consult with your financial advisor, for additional information about the specific cancellation terms that apply.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
Currently, you may purchase the Contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a broker-dealer or other financial intermediary we approve (a “financial advisor”). Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program (together, “advisory fees”). These fees are in addition to the fees and charges you will pay under the Contract, and they will reduce your death benefit under the Contract. If you authorize your financial advisor to withdraw amounts from your Contract to pay for advisory fees, such fee deduction will be treated as a withdrawal. Withdrawals of taxable amounts will be subject to ordinary income tax and, under certain circumstances, may also be subject to a Federal income tax penalty. See “FEDERAL TAX CONSIDERATIONS.”
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Investment in the Contract involves investment risks, including possible loss of principal.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated July 18, 2024

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Special Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annual Benefit Commencement Date.     The date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider.
Annual Benefit Payment.    Represents the maximum amount that may be withdrawn each Contract Year while Account Value is greater than zero and the amount of annual lifetime payments that would be made once Account Value is reduced to zero. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by the Withdrawal Rate. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Annuity Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Annuity Service Office. The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by notification from us.
BLIC (“we,” “us,” “our”).    Brighthouse Life Insurance Company.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities. Brighthouse Securities, LLC.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.    For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial
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withdrawal (including any withdrawals to pay for advisory fees)). The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Earliest Annual Benefit Commencement Date.    The earliest specified date we will permit for your Annual Benefit Commencement Date. The Earliest Annual Benefit Commencement Date is specified in your GLWB Supplement.
Early Withdrawal.     Any withdrawal taken prior to the Annual Benefit Commencement Date. An Early Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Early Withdrawal.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
ERISA.    Employee Retirement Income Security Act of 1974, as amended.
Excess Withdrawal.     After the Annual Benefit Commencement Date, the portion of a withdrawal that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value, which could be more than the dollar amount of the Excess Withdrawal.
Exchange Act. Securities Exchange Act of 1934, as amended.
FDIC. Federal Deposit Insurance Corporation.
FINRA. Financial Industry Regulatory Authority.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Term Start Date. The Contract Anniversary on which a Fixed Account Term is established. If chosen at issue, the initial Fixed Account Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any withdrawals to pay for advisory fees); and less (d) any Premium Tax or other taxes, if applicable.
Free Look.    If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. Not all Contracts issued are subject to Free Look provisions under state law. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial advisor who sold it. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
General Account. Comprised of BLIC’s assets, other than assets in any separate accounts it may maintain.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to
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effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial advisor before submitting the form or request.
Guaranteed Lifetime Withdrawal Benefit (GLWB).     A living benefit rider that is automatically included with your Contract on the Issue Date. We may also refer to this as the “GLWB rider” or “Brighthouse Pay Plus Rider” in the prospectus and the “Rider” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
GLWB Base.     The amount that we use to determine your Annual Benefit Payment, and is also the amount to which the Rider Fee Rate, a percentage that is specified in your GLWB Supplement, is applied to determine the Rider Charge. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base cannot be withdrawn in a lump sum or paid as a death benefit.
GLWB Supplement.     The supplement that must accompany this prospectus which contains the Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and Rollup Rate, if applicable, to your GLWB rider and Contract. The rates, Rider Charge, Lifetime Withdrawal Age, Earliest Annual Benefit Commencement Date, and allocation options available after the Annual Benefit Commencement Date will not change with respect to your specific Contract, except that a particular Allocation Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. We publish any changes to the GLWB Supplement at least seven calendar days before they take effect on our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing (File Number 333-276763).
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices for new Contracts at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value. The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued. For purposes of the GLWB rider, the Issue Date is also the date the GLWB rider is issued. Please note that we refer to this as the “Rider Issue Date” in the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider attached to your Contract.
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Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Lifetime Withdrawal Age.    The age you must attain before you may begin receiving Annual Benefit Payment withdrawals. The Lifetime Withdrawal Age is specified in your GLWB Supplement.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.     $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal (including any Rider Charge and any withdrawals to pay for advisory fees), unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.    The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.
Minimum Guaranteed Edge Rate.    The actual Minimum Guaranteed Edge Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix D. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 2%.
Net Purchase Payment Amount.     Your Purchase Payment reduced for any Early Withdrawals or Excess Withdrawals. Net Purchase Payment Amount is only applicable to the Market Growth with Rollup variation of the GLWB rider.
Non-Excess Withdrawal.     After the Annual Benefit Commencement Date, any withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment.
Notice. Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate, Cap Rate, Step Rate, or Edge Rate. The Performance Rate can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on the Term End Date. This adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, or Step Rate Edge.
Rider Charge.     A charge for the GLWB rider that is equal to the Rider Fee Rate, a percentage that is specified in your GLWB Supplement and applied to the GLWB Base. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary.
RMD. Required Minimum Distribution.
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SEC. Securities and Exchange Commission.
Separate Account.    The separate account is Brighthouse Separate Account SA.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15 and Shield 25.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date for the Fixed Account, during the Accumulation Period.
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Summary
The Brighthouse Shield Level Pay Plus® II Advisory Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings and opportunity for lifetime income through the GLWB rider included with the Contract. The Contract is intended for retirement or other long term investment purposes.
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year (subject to the conditions of the GLWB rider, including the condition that Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. In addition, if you make a total withdrawal of your Account Value, annuitize your Contract or change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed, as further described herein. See “LIVING BENEFIT” and the disclosure under the sub-caption “Rider Charge.” The manner in which the Annual Benefit Payment is calculated depends on your Account Value. The Annual Benefit Payment represents the maximum amount that may be withdrawn while Account Value is greater than zero and the amount of annual lifetime income payments that would be made once Account Value is reduced to zero. Specifically, while the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base by multiplying your GLWB Base by the Withdrawal Rate. If your Account Value is reduced to zero, the GLWB Base is multiplied by another specified rate, the Lifetime Guarantee Rate to determine your Annual Benefit Payment. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
The Contract offers various Shield Options, which permit Owners to potentially receive interest equal to the percentage returns of certain Securities Indices, up to a Cap Rate or equal to a specified Step Rate or Edge Rate, with guarantees against a specified level of negative returns—guarantees we call “Shield Rates.” The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate or Edge Rate are only fully available for the amounts held until the end of the Term.
We currently offer Shield Options based on Securities Indices. Additionally, each Shield Option has a Term of 1, 2, 3, or 6 years in length, a Shield Rate (Shield 10, Shield 15 or Shield 25) and Rate Crediting Type (Cap Rate, Step Rate, or Step Rate Edge). For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate, Step Rate, or Edge Rate, when applicable. A Fixed Account that guarantees a fixed rate of interest may also be available. Unless you allocate your entire Purchase Payment to the Fixed Account, you may lose money by investing in the Contract.
The Cap Rate, Step Rate, and Step Rate Edge (each, a “Rate Crediting Type”) are the three ways we offer that you can potentially receive positive interest based on the performance of an Index. The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract.
New Cap Rates, Step Rates, and Edge Rates are declared for each subsequent Term. There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.”
You may withdraw a portion or all of your Account Value at any time until you commence receiving Annuity Payments, subject to an adjustment to the Investment Amounts and conditions of the GLWB rider. Depending on the performance of the Indices you choose, this adjustment may be substantial.
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While the Shield Options provide certain protections in that the Company will absorb specified levels of negative index returns, the GLWB rider guarantees that an Owner will receive lifetime income regardless of market performance. Investors should weigh the benefits of the GLWB rider against the Rider Charge and in light of the other protections offered by the Shield Options available under the Contract.
The Contract and GLWB rider are available only in those states where it has been approved for sale.
Currently, you may purchase the Contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a broker-dealer or other financial intermediary we approve. We may, in the future, offer the Contract through other means. The fees and expenses of your fee-based program are separate from and in addition to the fees and expenses of the Contract and may provide for various services, such as brokerage services. We do not create or approve these fee-based programs, which are the sole responsibility of the broker-dealer or other financial intermediary that maintains them. If you purchase a Contract through a fee-based program and later terminate the program, the program termination will not prevent the Contract from continuing in force. Please consult with your financial advisor for more details about your fee-based program. See “FEE-BASED EXPENSES” and “DOL INVESTMENT ADVICE FIDUCIARY RULE”.
We offer other individual single premium deferred indexed-linked separate account contracts, that are available if you are not a participant in a fee-based program. These other contracts may have a withdrawal charge, which the Contract offered by this prospectus does not have. In addition, these other contracts may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates. For more information about these other contracts, including availability, please contact your financial advisor.
When you purchase the Contract, if you are age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) will be the greater of your (i) Account Value or (ii) Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including withdrawals to pay for advisory fees).
Like all annuity contracts the Contract offers a range of annuity options, which provide Annuity Payments for your lifetime.
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. The substituted index may not be acceptable to you. See “An Index may be Substituted.”
See “SPECIAL TERMS” in this prospectus for more detailed explanations of the terms associated with the Shield Options.
The following chart describes the key features of the Contract. Please read this prospectus for more detailed information about the Contract.
Key Features of the Contract
Contract	Individual single premium deferred index-linked separate account annuity contract.
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Guaranteed Lifetime Withdrawal Benefit – Brighthouse Pay Plus Rider
The GLWB rider guarantees that you will receive lifetime income regardless of market performance. Specifically, the GLWB provides Annual Benefit Payments based on a percentage of your GLWB Base. The GLWB rider is automatically included with your Contract, and we charge an annual fee for this benefit
(regardless of whether or not you utilize the benefit). This Rider Charge is equal to the Rider Fee Rate, a percentage specified in the GLWB Supplement and will not change with respect to your specific Contract.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market
Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime
Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Market Growth with Rollup will generally have lower
Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
The initial GLWB Base is equal to your Purchase Payment. On each Contract
Anniversary, the GLWB Base can increase.
•For Market Growth, the GLWB Base will increase if, on the Contract
Anniversary, the Account Value exceeds the GLWB Base. The increase occurs through an Automatic Step-Up (on each Contract Anniversary prior to the Owner’s 91st birthday); and
•For Market Growth with Rollup, the increase occurs through a Rollup Rate
(on each Contract Anniversary for the first 10 Contract Years if you have not taken a withdrawal in that Contract Year) and an Automatic Step Up (if the Account Value exceeds the GLWB Base after we apply the Rollup).
On and after the Annual Benefit Commencement Date, you can withdraw up to the Annual Benefit Payment in a Contract Year without impacting your GLWB
Base and Net Purchase Payment Amount. If you take an Early Withdrawal or an
Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced in the same proportion (i.e., the same percentage) that these withdrawals reduce your Account Value. These reductions could be significant.
The GLWB rider cannot be cancelled but will be terminated under certain circumstances. See “Operation of the GLWB—Termination of the GLWB Rider.”
The GLWB base cannot be withdrawn in a lump sum or paid as a death benefit.
The Rider Charge, Withdrawal Rates, Lifetime Guarantee Rates, Lifetime
Withdrawal Age, Earliest Annual Benefit Commencement Date, allocation options available after the Annuity Benefit Commencement Date, and, if applicable, Rollup Rate (collectively the “GLWB Terms”) are disclosed in the
GLWB Supplement. We cannot change these terms for your Contract once it is issued.
Your financial representative will give you a copy of the prospectus with the
GLWB Supplement when you apply for a Contract. The GLWB Supplement does not change for a given purchaser once issued. You should not purchase the
Contract without first obtaining the current GLWB Supplement.
Once a GLWB Supplement is effective, it will remain in effect until it is superseded at any time when we publish a new GLWB Supplement. If we make any changes, we will supplement the prospectus at least seven calendar days before they take effect on our website at https://
www.brighthousefinancial.com/products/annuities/
shield-level-pay-plus-annuities/. The GLWB Supplement is also filed on EDGAR at www.sec.gov pursuant to Rule 424(b)(2) under the Securities Act of 1933, as a 424B2 form type filing (File Number 333-276763). You can contact us to receive the GWLB Supplement applicable to your Contract by calling our
Annuity Service Office at the toll-free telephone number provided in this prospectus.

Purchase Payment	The minimum Purchase Payment: $25,000. Prior approval required for a Purchase Payment of less than $25,000 or $1,000,000 or more.
Owner and Annuitant Issue Ages	50-85
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Contract Periods	The Contract has two periods: •The Accumulation Period, the period prior to the Annuity Date; and •The Annuity Period, which begins on the Annuity Date and during which Annuity Payments are provided.
Account Value	The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Shield Option
Each Shield Option has an associated Term, Index, Shield Rate and Rate
Crediting Type. The Shield Options available before the Annual Benefit
Commencement Date may vary from the Shield Options available after the
Annual Benefit Commencement Date. For the Shield Options available before the Annual Benefit Commencement Date, see “SHIELD OPTIONS” in this prospectus. For the Shield Options available after the Annual Benefit
Commencement Date, see your GLWB Supplement.

Term	The Term may be 1, 2, 3, or 6 years in length.
Index	The current Indices are as follows: •S&P 500® Index (Price Return Index); •Russell 2000® Index (Price Return Index); •MSCI EAFE Index (Price Return Index); and •Nasdaq-100 Index® (Price Return Index).
Shield Rate
We currently offer different levels of protection:
Shield 10 — A Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15 — A Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25 — A Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.

Rate Crediting Type	A Shield Option can only have one associated Rate Crediting Type: Cap Rate, Step Rate, or Step Rate Edge.
Interim Value
The Interim Value is designed to represent the fair value of the Shield Option on each Business Day between the Term Start Date and Term End Date, taking into account the potential gain or loss of the applicable Index at the end of the
Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the
Shield Options. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders. For each Shield
Option, we assign the value of Interim Value on any Business Day other than the Term Start Date and Term End Date. The Interim Value may be less than the
Investment Amount at the time the Interim Value is calculated even when the current Index Value is higher than it was on the Term Start Date. See “Interim
Value Calculation.”

Transfers
During the Accumulation Period you may only make transfers to and from the
Fixed Account and/or to or from a new Shield Option(s). You may only transfer during the Transfer Period. The effective date of such transfer is the first day of the Fixed Account Term and/or the Term(s) in which the transfer is made.
Partial transfers of a Shield Option are not permitted, except during the
Transfer Period. See “TRANSFERS.”

Fixed Account	See Appendix D.
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Access to Your Money
You may withdraw some or all of your money at any time prior to the Annuity
Date. For any withdrawal taken on a Term End Date, a Performance Rate
Adjustment, as of the date of the withdrawal, will apply. For any withdrawal taken between the Term Start Date and the Term End Date, we use an Interim
Value calculation, which will reduce the Investment Amount for that Shield
Option by the percentage reduction in the Interim Value of that Shield Option.
The Performance Rate Adjustment and reduction (either proportionate or dollar for dollar) may be substantial.
Early Withdrawals and Excess Withdrawals will reduce your GLWB Base and
Net Purchase Payment Amount.

Withdrawal Charge	None.
Systematic Withdrawal Program
On or after the Annual Benefit Commencement Date, you may
elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. We do not assess a charge for the program and you may terminate your participation in the program at any time. The total withdrawals under the Systematic
Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment. Moreover, since withdrawal amounts from a
Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the Investment Amount that remains in your Shield
Option relative to the percentage reduction for the same withdrawal amount when Interim Value is greater than the Investment Amount. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals. See “WITHDRAWAL PROVISIONS
– Systematic Withdrawal Program” for availability and other restrictions.
While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.

Death Benefit
For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 80 or younger at the Issue
Date of the Contract, the standard death benefit (known as the Return of
Premium death benefit) is the greater of the Account Value or your Purchase
Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including withdrawals to pay for advisory fees)). The Death
Benefit Amount is determined as of the end of the Business Day on which we receive Notice of due proof of death and an acceptable election for the payment method.

Annuity Options
You can choose an Annuity Option. After Annuity Payments begin, you cannot change the Annuity Option. You can choose one of the following Annuity
Options on a fixed payment basis or any other Annuity Option acceptable to us:
(i)Life Annuity with 10 Years of Annuity Payments Guaranteed; and
(ii)Joint and Last Survivor Annuity with 10 Years of Annuity Payments
Guaranteed.
The Annuity Options may be limited due to the requirements of the Code.

Charges and Expenses	You will bear the following charges and expenses: (i) Rider Charge; (ii)Premium Tax and other taxes. See also “Fee-Based Expenses” below.
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Your Right to Cancel
You may cancel the Contract within a certain time period after receiving it by mailing or delivering the Contract to either us or the financial advisor who sold
it. This is known as a “Free Look.” This Free Look period typically lasts
10 days, but this can change from state to state because each state has its own rules. We will return either your Purchase Payment or Account Value, depending on your state.

Risk Factors
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
Risk of loss
There is a risk of substantial loss of your principal (unless you allocated your entire Purchase Payment to the Fixed Account) because you agree to absorb all losses that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate.
To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than the Investment Amount on the Term End Date. It also means that you could have negative Interim Value, even if the Index Value has increased at the time of the calculation.
Withdrawals before a Term End Date could have adverse impacts even if the Index Value has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Performance for the Term with your entire Investment Amount. If you withdraw Account Value allocated to a Shield Option, the withdrawal will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option. A proportional reduction may be larger than the dollar amount of your withdrawal even if the Index Value has increased.
No ownership of the underlying securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index for the Shield Options you select or in a mutual fund or exchange traded fund that also tracks the Index. Your Performance Rate Adjustment for a Shield Option is limited by a Cap Rate, Step Rate, or Edge Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate, Step Rate, or Edge Rate.
Effect of Withdrawals, Surrender, Annuitization or Death
The method we use in calculating your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index Performance was positive. For more information on how we determine Interim Value and the potential adverse impacts of a withdrawal before the Term End Date, see “Risk of Loss” above.
•
If you take a withdrawal, including RMDs, your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options, the Fixed Account, and the Holding Account unless you tell us from which specific Allocation Options, in which you currently have any Account Value, where the withdrawal should be taken.
•
If you Surrender your Contract, elect to receive Annuity Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the full number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment.
•
If you Surrender your Contract prior to the Term End Date, we will pay the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates.
•
If you die (unless your Contract was issued with the Return of Premium death benefit), we will pay your beneficiary the Interim Value. We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
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•
If your Contract is annuitized between the Term Start Date and Term End Date, we will use the Interim Value to calculate the Annuity Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen. Additionally, if you annuitize your Contract, the GLWB rider terminates.
•
If your Account Value falls below the Minimum Account Value as a result of a withdrawal, unless the withdrawal is for your Annual Benefit Payment or Remaining Annual Benefit Payment under the GLWB rider, we may terminate your Contract. (See “WITHDRAWAL PROVISIONS.”) For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
•
You are still eligible to receive lifetime payments under the GLWB rider as long as the Early Withdrawal or Excess Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available. You should note, however, that even if your Account Value is not reduced to zero, Early Withdrawals and Excess Withdrawals will reduce the GLWB Base and Net Purchase Payment Amount. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider.
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) and from the Holding Account to the Fixed Account and the Shield Options only during the Transfer Period. You cannot make transfers outside the Transfer Period and you cannot (i) transfer out of a current Shield Option to another Shield Option or the Fixed Account until the Term End Date of the current Shield Option, (ii) transfer out of the Fixed Account to a Shield Option until the Fixed Account Term End Date (which will not be less than one (1) year), or (iii) transfer from the Holding Account to a Shield Option or the Fixed Account until the next Contract Anniversary. In all cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the Transfer Period will result in an automatic renewal for a period of at least one (1) year.
Availability of Shield Options
Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at Term End Date. Additionally, we may stop selling certain Shield Options. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to one of the currently available Shield Options. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract. Similarly, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited. If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account, unless you instruct us otherwise.
The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
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Financial Advisor Initiated Withdrawals
Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program. A withdrawal made to pay such fees and expenses is subject to the same withdrawal provisions described in the “Withdrawal Provisions” section. These withdrawal amounts, like all withdrawals, will reduce the Investment Amount for each Shield Option, the Fixed Account and the Holding Account in the ratio that each Shield Option, the Fixed Account and the Holding Account bears to the total Account Value unless you instruct us otherwise. These fees and expenses are separate from and in addition to the fees and charges you will pay under the Contract, will reduce your death benefit under the Contract, and may be subject to Federal income tax and penalties. If taken prior to the Annual Benefit Commencement Date, the fee deduction will be considered an Early Withdrawal. After the Annual Benefit Commencement Date, a withdrawal made to pay such fees and expenses that exceeds the Annual Benefit Payment, will be considered an Excess Withdrawal. If you take an Early Withdrawal or an Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced. Those reductions may be significant and could have the effect of, in turn, reducing or eliminating the guarantees of the GLWB rider. You should consult with your financial advisor for more details about your particular fee-based program. See “FEE-BASED EXPENSES” and “FEDERAL TAX CONSIDERATIONS -- Fee-Based Programs”.
Risks Associated with the Referenced Indices
Because the S&P 500® Index (Price Return Index), the Russell 2000® Index (Price Return Index), the MSCI EAFE Index (Price Return Index), and the Nasdaq-100 Index® (Price Return Index) are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)
An Index may be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. The substituted Index may not be acceptable to you. Upon substitution of an Index, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
Shield Rate Risks
For all Shield Options, if negative Index Performance exceeds the corresponding Shield Rate at the Term End Date, you will bear the portion of the loss that exceeds the Shield Rate. For Shield Options with Step Rate Edge, there could be situations when a small difference in the Index Performance results in significantly different Performance Rates. For example, if Index Performance is -9.5%, the Shield Rate is 10% and the Edge Rate is 7%, the Performance Rate will equal the Edge Rate, or 7%. On the other hand, if Index Performance is -10.5% and the Shield Rate is 10%, the Performance Rate will equal -0.5%.
Shield Options with Higher Shield Rates
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same index and term. This is because of the additional protection provided by the higher Shield Rates.
Issuing Company
No company other than BLIC has any legal responsibility to pay amounts that BLIC owes under the Contract. An Owner should look to the financial strength of BLIC for its claims-paying ability.
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Systematic Withdrawal Program
If you choose to receive Annual Benefit Payments under the GLWB rider, you may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount. See “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.
GLWB Risks
The GLWB rider is automatically included with your Contract and cannot be cancelled. There are circumstances in which we will terminate the GLWB rider. If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB rider will not be refunded. If the GLWB rider is terminated, it cannot be reinstated. If you take an Excess Withdrawal, we will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee.
We determine your Annual Benefit Payment under the GLWB rider using your GLWB Base and, depending on your Account Value, either the Withdrawal Rate or the Lifetime Guarantee Rate, each such rate specified in the GLWB Supplement. Early Withdrawals and Excess Withdrawals will result in a reduction of your GLWB Base and Net Purchase Payment Amount and such reductions may be significant. Excess Withdrawals taken after the Annual Benefit Commencement Date will reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate.
If you change Owners or assign all or a portion of the Contract, the GLWB rider may terminate. A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.
We offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. With Market Growth, you are eligible for an Automatic Step-Up increase of the GLWB Base on each Contract Anniversary prior to the Contract Owner’s 91st birthday if the Account Value exceeds the GLWB Base. For the Market Growth with Rollup, you are eligible for a Rollup Rate increase during the first 10 Contract Years (only if no withdrawals occurred in the previous Contract Year) and, if applicable, an Automatic Step-Up if the Account Value exceeds the GLWB Base after we apply the Rollup.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the firms involved in the distribution and sale of our products). Our operations rely on the secure processing, storage and transmission of confidential and other information in our systems and the systems of third party service providers. For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including terrorists, nation states, financially motivated actors, internal actors, or third parties, such as external service providers, and the techniques used change frequently or are often not recognized until after they have been launched. The rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by threat actors. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict.
A cyber-attack could have a material, negative impact on BLIC, as well as individual Owners and their Contracts. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures, of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for BLIC. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, cyber-attacks, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities,
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bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Cybersecurity threats can originate from a wide variety of sources including, but not limited to, natural catastrophe, military or terrorist actions, public health crises (such as the COVID-19 pandemic), and unanticipated problems with our or our service providers’ disaster recovery systems. Such disasters and events may adversely affect our ability to conduct business or administer the contract, particularly if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event.
Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield Level Pay Plus® II Advisory Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield Level Pay Plus® II Advisory Annuity is a contract between you as the Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments at a later date you select (the “Annuity Date”).
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Annuity Period. During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. Withdrawals (including any withdrawals to pay for advisory fees), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The Annuity Period occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract.
The maximum issue age for this Contract is 85.
When you purchase the Contract, you must choose between either the Market Growth or Market Growth with Rollup variations of the GLWB rider.  Additionally, you can choose one or more of the available Shield Options and the Fixed Account. A Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Annuity Payments. Any such amount that exceeds the assets in the Separate Account is paid from our General Account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)
The Contract is intended for retirement savings, guaranteed lifetime income or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial advisor for guidance as to whether this contract may be appropriate for you. Please bear in mind that your financial advisor, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan. (See “FEDERAL TAX CONSIDERATIONS.”)
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Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial advisor for information regarding the Fixed Account, if available.  See Appendix D for certain information regarding the Fixed Account.  The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial advisor can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity Option, payments are made from our General Account assets.
The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. (See Appendix F for a full description of the Holding Account). You may not allocate your Purchase Payment or Account Value to the Holding Account. Amounts will remain in the Holding Account until you provide us new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found in the Contract specifications pages. Your financial advisor can tell you the current and minimum interest rates that apply. We reserve the right to change the Holding Account interest rate.
The amount of the Annuity Payments you receive during the Annuity Period from an Annuity Payment option will remain level for the entire Annuity Period, subject to the payout chosen. (See “ANNUITY PAYMENTS (THE ANNUITY PERIOD)” for more information.)
As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See “OWNERSHIP PROVISIONS.”) If you change the Owner or assign all or a portion of the Contract, the GLWB rider will terminate, unless (i) the new Owner or assignee assumes full ownership of the Contract and is essentially the same person (e.g., an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the Owner during the Owner’s lifetime, etc.) or (ii) the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state.
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Third Party Agreement
We do not offer advice about how to allocate your Account Value among the Shield Options and Fixed Account. As such, we are not responsible for any recommendations your financial advisor makes or any specific allocations or transfers they make on your behalf. You should speak with your financial advisor regarding any different arrangements that may apply, particularly with regard to any fee-based program you may have in connection with your Contract.
We are not a party to the agreement you have with your financial advisor, and do not verify that amounts withdrawn from your Contract, including amounts withdrawn to pay for the fee-based program, are within the terms of your agreement with your financial advisor. We will process requests for advisory fee withdrawals in accordance with instructions from you or, subject to our administrative procedures, an authorized third party representative, and you will receive confirmations of transactions that affect your Contract that among other things reflect withdrawals from your Contract. It is your responsibility to arrange for the payment of the fees charged by your financial advisor. Similarly, it is your responsibility to understand the services provided by your financial advisor and the fees charged for those services and programs. Fees and expenses associated with any fee-based program are separate from and in addition to the fees and charges you will pay under the Contract. Withdrawals to pay fees and charges associated with any fee-based program will be treated like any withdrawals and will reduce your death benefit under the Contract and may be subject to Federal income tax and penalties. (See “WITHDRAWAL PROVISIONS--Financial Advisor Initiated Withdrawals," “FEE-BASED EXPENSES," and “FEDERAL TAX CONSIDERATIONS--Fee Based Programs."
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Replacement of Contracts
Exchanges. Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial advisor whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs. From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a surrender of the existing contract would not trigger a withdrawal charge.  The Account Value of this Contract will not be subject to any withdrawal charge. You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial advisor about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may not offer both variations of the GLWB rider and/or may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial advisor may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly. See “REQUESTS AND ELECTIONS” for specific contact information.
We offer other individual single premium deferred indexed-linked separate account contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts do not offer the GLWB rider and may have different Shield Options, Shield Rates, Cap Rates, Step Rates, and Edge Rates.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
•
The minimum Purchase Payment we will accept is $25,000.
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If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
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We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
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We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
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Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
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Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield Level Pay Plus® II Advisory Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed Account. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on the Term End Date. Given that Index Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders.
It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date, we will instead calculate an Interim Value on each Business Day between the Term Start Date and the Term End Date. (See “INTERIM VALUE CALCULATION.”)
You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the Contract is issued, there will always be at least one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account, surrender your Contract and/or invest in another investment vehicle. If you surrender your Contract, you might incur taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees, and risks than your Contract. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate Crediting Type you select.
The following chart lists the Shield Options (each of which is issued with a Cap Rate unless otherwise noted as a Step Rate or Step Rate Edge) currently available.
SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
SHIELD 25 (up to 25% downside protection)
1 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 15 (up to 15% downside protection)
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SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
SHIELD 10 (up to 10% downside protection)
1 Year
S&P 500® Index
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index®
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

2 Year
S&P 500® Index Step Rate
S&P 500® Index Step Rate Edge
Russell 2000® Index Step Rate
Russell 2000® Index Step Rate Edge
MSCI EAFE Index Step Rate
MSCI EAFE Index Step Rate Edge
Nasdaq-100 Index® Step Rate
Nasdaq-100 Index® Step Rate Edge

3 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
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SHIELD OPTIONS available before the Annual Benefit Commencement Date
TERM	INDEX
6 Year	S&P 500® Index Russell 2000® Index MSCI EAFE Index Nasdaq-100 Index®
If you elect to receive Annual Benefit Payments under the GLWB rider, you should be aware that the Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date you may only allocate to one or more of the allocation options specified in the GLWB Supplement in effect on your Issue Date, subject to the Transfer requirements. See “TRANSFERS”.
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate, Step Rate, or Edge Rate, as applicable, for each Term. The initial Cap Rate, Step Rate, or Edge Rate, as applicable, for each Shield Option is declared on the Issue Date. Thereafter the Cap Rate, Step Rate, or Edge Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term. See “Cap Rate” "Step Rate” and “Step Rate Edge”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates. For example, a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a Shield Option with the S&P 500® Index with a 3-Year Term and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future. All Shield Options may not be available in all states.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of 1 year, 2 years, 3 years, or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.
Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends. Thirty (30) days in advance of the Term End Date, we will send you written notification stating that your current Shield Option is maturing and that, at the Term End Date, the Investment Amount allocated to that Shield Option will automatically be renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account, if available. The notification will inform you of what your maturing Shield Options are and explain how you can obtain the different Shield Options available at the Term End Date, including the renewal Cap Rates, Step Rates, and Edge Rates, and the interest rate for the Fixed Account. You may also access information on our website at https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/renewal-rates/ where at least two months of available Shield Options and renewal rates are posted. If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Holding Account, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the Investment Amount as of the Contract Anniversary.
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The transfer procedures and requirements while the GLWB rider is in effect differ from the transfer procedures and requirements after the GLWB rider is terminated. For a detailed explanation of the transfer procedures and requirements, see the “TRANSFERS” section.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
The following Indices are currently available:
S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization. The S&P 500® Index does not include dividends declared by any of the companies in this Index.
Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index does not include dividends declared by any of the companies in this Index.
MSCI EAFE Index (Price Return Index). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index does not include dividends declared by any of the companies in this Index. Index Value and Index Performance will be calculated without any exchange rate adjustment.
Nasdaq-100 Index® (Price Return Index).   The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The Nasdaq-100 Index® does not include dividends declared by any of the companies in this Index.
See Appendix A for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index.
If any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation is substantially changed, or if Index Values become unavailable for any reason, we may substitute a comparable index with a similar investment objective and risk profile. We will send you written notification thirty (30) days in advance of such substitution or as soon as reasonably possible. The substituted Index may not be acceptable to you. Upon substitution of an Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate, Step Rate, or Edge Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
See Appendix B for an Index substitution Investment Amount example.
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Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The Index Performance can be positive, zero or negative. The Performance Rate of a Shield Option is based on the performance of an Index. We calculate the Performance Rate only on the Term End Date. Any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
SHIELD RATES
The Shield Rate only applies if you hold the Shield Option until the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index Performance that is absorbed by us at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount.
We currently offer the following Shield Rates—Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate or a -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate (unless you have a Shield Option with Step Rate Edge). The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates, Step Rates, and Edge Rates, as applicable, than Shield Options with lower Shield Rates that have the same Index and Term.
RATE CREDITING TYPES
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.   The Cap Rate only applies if you hold the Shield Option until the Term End Date. For renewals into the same Shield Option a new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract, but will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. In some cases we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
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Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with a 8% Step Rate will result in a 8% Performance Rate; or, a 5% Index Performance with a 8% Step Rate will result in a 8% Performance Rate. The Step Rate only applies if you hold the Shield Option until the Term End Date. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Step Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Step Rate Edge
For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. Step Rate Edge therefore, provides the opportunity to receive the Edge Rate even when Index Performance is negative, so long as Index Performance is equal to or greater than the Shield Rate. For example, a 3% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate, or, a -10% Index Performance with a 7% Edge Rate and a 10% Shield Rate will result in a 7% Performance Rate. The Edge Rate only applies if you hold the Shield Option until the Term End Date. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. For renewals into the same Shield Option a new Edge Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Edge Rate stated in your Contract, but will not be less than 2%.
There are two ways you may find out what the renewal Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Edge Rate, unless you elect to transfer such amount into a different Shield Option(s) or the Fixed Account. See “TRANSFERS.”
Rate Crediting Type Considerations
In deciding whether to purchase a Shield Option with a Cap Rate versus a Step Rate or Step Rate Edge, you should consider the following:
Step Rates and Edge Rates are generally lower than Cap Rates. For example, if Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate.
Similarly, if Index Performance is equal to or greater than the Shield Rate but less than the Edge Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen an Edge Rate.
Alternatively, if Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would instead be 8%.
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Similarly, if the Index is equal to or greater than the Shield Rate and exceeds the Edge Rate, and you chose an Edge Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Cap Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 7% Edge Rate, your Performance Rate would instead be 7%.
In deciding whether to purchase a Shield Option with a Step Rate versus Step Rate Edge, you should consider that Edge Rates are generally lower than Step Rates, but Edge Rates are applicable when Index Performance is equal to or greater than the Shield Rate whereas Step Rates are applicable only when Index Performance is equal to or greater than zero. For example, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 7%. On the other hand, if you chose a Step Rate of 8% and Index Performance is equal to or greater than the Shield Rate but less than zero, your Performance Rate would be 0% even though the Step Rate is higher than the Edge Rate. Conversely, if you chose an Edge Rate of 7% and Index Performance is equal to or greater than zero, your Performance Rate would be 7% whereas if you had chosen a Step Rate of 8%, your Performance Rate would be 8% rather than 7%.
You should keep in mind that unlike Shield Options with a Cap Rate or Step Rate, with a Shield Option with Step Rate Edge you will receive a positive Performance Rate equal to the Edge Rate even if Index Performance is negative, so long as such negative Index Performance does not exceed the Shield Rate.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the Term End Date. For more on transfers and renewals, see “TRANSFERS.”
Account Value
Your Account Value is the total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under your Contract during the Accumulation Period.
The following four sections of the prospectus describe (1) the calculation of Investment Amount, (2) Interim Value Calculation, (3) how Withdrawals work, and (4) how Transfers work. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the rate crediting types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount for each Shield Option is equal to the Investment Amount at the Term Start Date, reduced proportionately for any withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at the Term End Date.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option, or the next Interim Value calculation. On the Term End Date, we apply the Performance Rate to your Investment Amount.
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Calculating your Investment Amount on a Term End Date
The Performance Rate can be positive, zero or negative and is determined as follows:
Shield Option type:	If Index Performance is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with Shield 10 will result
in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate
Shield Options with Step Rate Edge	less than zero and exceeds the Shield Rate	Index Performance increased by the Shield Rate (For example: a -15% Index Performance with Shield 10 will result in a -5% Performance Rate.)
	less than zero but does not exceed the Shield Rate	the Edge Rate
	zero or positive	the Edge Rate
Example 1—Calculating your Investment Amount on a Term End Date
Examples 1A, 1B, and 1C are intended to show how the Investment Amount on a Term End Date is calculated. In each example, assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index and she allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500® Index with a Cap Rate of 10%, in Example 1B she has selected the Shield 10 S&P 500® Index with a Step Rate of 8%, and in Example 1C she has selected the Shield 10 S&P 500® Index with an Edge Rate of 7%. For purposes of each example, assume no deductions for the Rider Charge, no withdrawals are made during the five-year example period, the Example 1A Cap Rate stays at 10% for all five years, the Example 1B Step Rate stays at 8% for all five years, and the Example 1C Edge Rate stays at 7% for all five years. If a withdrawal were made, an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly. On each Contract Anniversary until the GLWB rider is terminated, we deduct the Rider Charge from your Account Value. The Rider Charge will be deducted from the Investment Amount in the ratio the portion of the Investment Amount on the Term End Date bears to the total Account Value on the Term End Date.
Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option. In some cases, we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.
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Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance(2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment(4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount(5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is –5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
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(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with a Step Rate of 8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment(4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount(5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by
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the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000
Example 1C—Shield Option with Step Rate Edge:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500® Index with an Edge Rate of 7% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new Edge Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.

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Contract Year	1	2	3	4	5
Term Start Date
Investment Amount(1)	$50,000	$53,500	$57,245	$61,252	$65,540
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance(2)	5%	20%	0%	-10%	-15%
Edge Rate	7%	7%	7%	7%	7%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year)(3)	7%	7%	7%	7%	-5%
Performance Rate Adjustment(4)	$3,500	$3,745	$4,007	$4,288	-$3,277
Investment Amount(5)	$53,500	$57,245	$61,252	$65,540	$62,263

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
The Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the Investment Amount at the Term Start Date would be $53,500, $57,245, $61,252 and $65,540, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Edge Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 7% by the Edge Rate. In year four the Performance Rate is 7% because the Index Performance is –10% and does not exceed the Shield 10 which absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 7% [Performance Rate] = $3,500
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $3,500 [Performance Rate Adjustment] = $53,500
Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract, and annuitize before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Prior to the Term End Date, we use the Interim Value to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals; (4) Surrenders; or (5) on a Contract Anniversary, to determine the Rider Charge and any automatic Step-Up of the GLWB Base. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com.
Interim Value Calculation
We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders. The Interim Value is also used to determine how much the Investment Amount will be reduced by after a withdrawal (See
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‘WITHDRAWAL PROVISIONS’ for more information). Once a Shield Option reaches the Term End Date, there is no Interim Value, and the Performance Rate will be applied to the Investment Amount based off the Rate Crediting Type and applicable Shield Rate.
The Interim Value reflects the value of each Shield Option taking into account the current price of the underlying Index, the time remaining until the Term End Date, and the current value of the investments we have made to fund our obligations under the Shield Option. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at a Term End Date. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date.
The Interim Value assesses the fair value of the assets allocated to the Shield Option (Investment Amount) plus the current value of the portfolio of options utilized to replicate the performance of these Shield Options.
The Interim Value for a Shield Option is equal to the sum of (1) and (2), where:
  (1) Is the market value of the Fixed Income Asset Proxy on the Business Day the Interim Value is calculated.
  (2) Is the current market value of the Derivative Asset Proxy.
1. The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate (as defined in Appendix G) will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
2. The Derivative Asset Proxy (as defined in Appendix G) is meant to represent an estimation of the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative. For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
Detailed information on the Interim Value calculation can be found in Appendix G of this prospectus.
The withdrawal amount (including any Rider Charge and any withdrawal to pay for advisory fees) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Example 2—Calculating your Interim Value
Examples 2A and 2B are intended to show how Interim Value is calculated. Example 2A will illustrate an Interim Value calculation with positive Index Performance and Example 2B will illustrate an Interim Value calculation with negative Index Performance. For purposes of these examples, assume the activity that triggers the Interim Value calculation occurs six (6) months into the first year of the contract and that there are no withdrawals made as of the date the Interim Value is calculated. Additionally, for the example, months are assumed to have 30 days and years are assumed to have 365 days.
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To see how we calculate Investment Amount after a withdrawal, please see “WITHDRAWAL PROVISIONS” and Example 3A.
Contract Effective Date: 8/2/2023
Purchase Payment: $200,000.00
Allocated to:
1)
25% 1-Year Step Rate Edge; S&P 500; Edge Rate 8.25%; 10% Shield Rate
2)
25% 2-Year Step Rate; S&P 500; Step Rate 18%; 15% Shield Rate
3)
25% 3-Year Cap Rate; S&P 500; Cap Rate 130%; 10% Shield Rate
4)
25% 6-Year Cap Rate; S&P 500; Cap Rate 200%; 25% Shield Rate
On the Contract Effective Date
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Term (in months)	12	24	36	72
Months elapsed since Term Start Date	0	0	0	0
Investment Amount	$50,000	$50,000	$50,000	$50,000
Shield Rate	10%	15%	10%	25%
Shield Option Rate	8.25%	18%	130%	200%
Months until Term End Date	12	24	36	72
Market Value Rate on Term Start Date	2.00%	4.00%	6.00%	8.00%
Starting Index Value	1,000
Total Account Value	$200,000
Example 2A—Index Performance is Positive
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	1200
Index Performance on calculation date(1)	20%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	$3,848.51	$6,526.00	$16,069.42	$21,946.25
Interim Value of each Shield Option(2)	$52,671.67	$53,045.03	$58,185.98	$56,704.57
Total Account Value	$220,607.25
Example 2B—Index Performance is Negative
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	700
Index Performance on calculation date(1)	-30%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	-$8,899.83	-$5,554.28	-$5,794.44	$2,103.07
Interim Value of each Shield Option(2)	$39,923.32	$40,964.75	$36,322.12	$36,861.38
Total Account Value	$154,071.57

The following notes to the table above provide important calculations showing how certain values are determined.
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(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
Example 2A—Index Performance is Positive
(1200 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = 20%
Example 2B—Index Performance is Negative
(700 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = -30%
(2)
The sum of the Market value of the Fixed Income Asset Proxy and the Market value of the Derivative Asset Proxy equals the Interim Value of each Shield Option.
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including any withdrawals to pay for advisory fees) will result in a reduction to the Investment Amount in each Shield Option, the Fixed Account, and the Holding Account in the ratio that each Shield Option, the Fixed Account, and the Holding Account bears to the total Account Value, unless you instruct us otherwise. For a partial withdrawal, the amount payable to you will be a net amount equal to the requested Withdrawal Amount reduced by any applicable Premium Tax and other taxes. Alternatively, you can choose to have the Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. A withdrawal (including any withdrawals to pay for advisory fees) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn from the Account Value, less Premium Tax and other taxes, if any.
The Withdrawal Amount (including amounts withdrawn to pay fees and expenses associated with a fee-based program) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, or Edge Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
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Financial Advisor Initiated Withdrawals. Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program. A withdrawal made to pay such fees and expenses is subject to the same withdrawal provisions described in this section. These withdrawal amounts, like all withdrawals, will reduce the Investment Amount for each Shield Option, the Fixed Account and the Holding Account in the ratio that each Shield Option, the Fixed Account and the Holding Account bears to the total Account Value unless you instruct us otherwise. Moreover, even relatively small withdrawals taken periodically can have a significant aggregate impact. If taken prior to the Annual Benefit Commencement Date, the fee deduction will be considered an Early Withdrawal.  After the Annual Benefit Commencement Date, a withdrawal made to pay such fees and expenses that exceeds the Annual Benefit Payment, will be considered an Excess Withdrawal. If you take an Early Withdrawal or an Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced. Assuming a $100,000 Purchase Payment, no growth, no losses, and no other withdrawals except annual withdrawals to pay for a 1% advisory fee, over ten years the ending Account Value would be $90,438, whereas the ending Account Value would be $100,000 without withdrawals to pay for advisory fees. You should consult with your financial advisor for more details about your particular fee-based program, including the impact of taking withdrawals to pay fees and expenses associated with fee-based programs. See “FEE-BASED EXPENSES” and “FEDERAL TAX CONSIDERATIONS”.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same withdrawal provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of the GLWB rider (including the GLWB Base we use to determine the Annual Benefit Payment). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportional reduction of the GLWB Base, as described in the “Guaranteed Lifetime Withdrawal Benefit.”  The withdrawal could have a significant negative impact on the GLWB rider and the death benefit.
Withdrawal Charge
During the Accumulation Phase, you can make a withdrawal from your Contract (either partial or a complete withdrawal). This Contract has no withdrawal charge.
Systematic Withdrawal Program
On or after your Annual Benefit Commencement Date, you may enroll in the optional Systematic Withdrawal Program for automated processing of your Annual Benefit Payments. We do not assess a charge for this program. You can receive payments monthly, quarterly, semi-annual or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals outside of the program. However, such withdrawals that exceed the Annual Benefit Payment, will be considered Excess Withdrawals and will reduce the GLWB Base and Net Purchase Payment Amount.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Allocation Options or you can designate where the withdrawal will be drawn: one or more Shield Options, the Fixed Account, and/or the Holding Account. Additionally, you may elect to have your entire Annual Benefit Payment transferred to the Fixed Account and have your systematic withdrawals processed from the Fixed Account, as described below in “Fixed Account Automated Withdrawal Processing."
Each withdrawal, systematic or otherwise (including any Rider Charge) will reduce the Investment Amount for each Shield Option by the same percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction). Therefore, a withdrawal when Interim Value is less than the Investment Amount will cause a greater percentage reduction in the remaining Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Interim Value is greater than the Investment Amount. Each withdrawal from the Fixed Account or the Holding Account reduces the value of that account by the amount of the withdrawal (dollar for dollar).
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options, the Fixed Account, and the Holding Account in the ratio that each Shield Option(s), the Fixed Account and/or the Holding Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s), the Fixed Account, and/or the Holding Account all withdrawals are drawn from the specified Shield Option(s), Fixed Account, and/or the Holding Account in an amount you determine. If there are insufficient funds in the specified Shield Options, the Fixed Account, and the Holding Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option, Fixed Account, or the Holding Account
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to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options, the Fixed Account, and the Holding Account to which you are allocated. Future withdrawals under the Systematic Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.
Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic Withdrawal Program. Withdrawals under the Systematic Withdrawal Program are subject to the same risks as any other withdrawals under the Contract. Since Withdrawal Amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when the Interim Value is lower than the Investment Amount will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when the Interim Value is higher than the Investment Amount. Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals.
Fixed Account Automated Withdrawal Processing. You may elect to have your systematic withdrawals processed from the Fixed Account. If you choose to have your withdrawals processed from the Fixed Account, we will transfer the entire amount of your Annual Benefit Payment from the Shield Options to the Fixed Account on each Contract Anniversary. The transfer will be proportional based on the ratio that each Shield Option(s) bears to the Account Value or per your specifications. The transfer on the Contract Anniversary will occur after applying the Performance Rate Adjustment and after deducting the Rider Charge. After the transfer to the Fixed Account, your automated withdrawal payments will be processed from the Fixed Account on a monthly, quarterly, semi-annual or annual basis. Amounts transferred to the Fixed Account become part of the Fixed Account Value and earn interest accordingly. See Appendix D. The Fixed Account automated withdrawal processing can only begin on a Contract Anniversary. Any earned interest will remain in the Fixed Account unless transferred out on a Contract Anniversary, subject to the Transfer requirements. (See “TRANSFERS”). If you terminate your participation in the Systematic Withdrawal Program, the amounts in the Fixed Account at termination will remain in the Fixed Account unless transferred to one of the available Shield Options in accordance with our transfer procedures. (See “TRANSFERS”).
Example 3—Withdrawals
Examples 3A and 3B are intended to show how withdrawals work. Both examples assume that Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. Example 3A will illustrate a withdrawal when Interim Value, at the time of the withdrawal, is greater than the Investment Amount on the Term Start Date. Example 3B will illustrate a withdrawal when Interim Value, at the time of the withdrawal, is less than the Investment Amount on the Term Start Date. In both examples, Owner 1 takes only one $20,000 withdrawal exactly halfway through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date for that Shield Option (assuming no additional withdrawals). For purposes of the examples, assume no deduction of the Rider Charge.
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Example 3A—Interim Value is greater than Investment Amount:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	600
Index Performance(1)	20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	$4,062.37
Interim Value of Shield Option(2)	$53,514.77
Withdrawal Amount taken	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals(3)	$31,313.57
Net Proceeds from withdrawal paid to Contract Owner(4)	$20,000
Term End Date
Index Value	560
Index Performance(5)	12%
Performance Rate(6)	10%
Performance Rate Adjustment(7)	$3,131.36
Investment Amount(8)	$34,444.93

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = 20%
(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example). The Interim Value is calculated as follows:
$49,452.40 [Market value of Fixed Income Asset Proxy] + $4,062.37 [Market value of Derivative Asset Proxy]
= $53,514.77
(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term] ÷ $53,514.77 [Interim Value on date of withdrawal])
= $31,313.57
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The net amount payable to the Contract Owner is equal to the amount withdrawn = $20,000.
(5)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(560 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = 12%
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(6)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(7)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal] x 10% [Performance Rate at Term End Date] = $3,131.36
(8)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$31,313.57 [Investment Amount adjusted for withdrawal]
+ $3,131.36 [Performance Rate Adjustment at Term End Date] = $34,444.93
Example 3B—Interim Value is less than the Investment Amount:
Term Start Date
Investment Amount	$50,000
Shield Rate	Shield 10
Cap Rate	10%
Index Value	500
Interim Value Calculation Halfway Through Term
Index Value	400
Index Performance(1)	–20%
Time Remaining in Shield Option (in months)	6
Market Value Rate on calculation date	3%
Market value of Fixed Income Asset Proxy	$49,452.40
Market value of Derivative Asset Proxy	–$4,661.31
Interim Value of Shield Option(2)	$44,791.09
Withdrawal Amount taken	$20,000
Investment Amount adjusted for any withdrawals(3)	$27,674.13
Net Proceeds from Withdrawal paid to Contract Owner(4)	$20,000
Term End Date
Index Value	450
Index Performance(5)	–10%
Performance Rate(6)	0%
Performance Rate Adjustment(7)	$0
Investment Amount(8)	$27,674.13

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date]) = –20%
(2)
The Interim Value is equal to the sum of the market value of the Fixed Income Asset Proxy and the Derivative Asset Proxy. The Interim Value is calculated as follows:
$49,452.40 [Market value of Fixed Income Asset Proxy] + –$4,661.31 [Market value of Derivative Asset Proxy]
= $44,791.09
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(3)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value. Therefore, the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) is calculated as follows:
$50,000 [Investment Amount on the Term Start Date]
x (1-$20,000 [gross withdrawal amount halfway through the Term]) ÷ $44,791.09 [Interim Value on date of withdrawal]
= $27,674.13
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date for the Term until the Term End Date for this Shield Option (assuming no additional withdrawals).
(4)
The net amount payable to the Contract Owner is equal to the amount withdrawn which is $20,000.
(5)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] – 500 [Index Value at Term Start Date])
÷ 500 [Index Value at Term Start Date] = –10%
(6)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(7)
The Performance Rate Adjustment at the Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) multiplied by the Performance Rate at the Term End Date. The Performance Rate Adjustment at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(8)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals or Rider Charge (there are no Rider Charge deductions in the example) plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
$27,674.13 [Investment Amount adjusted for withdrawal]
+ $0 [Performance Rate Adjustment at Term End Date] = $27,674.13
Transfers
Transfers or Renewals during Transfer Period following Term End Date
You may make transfers only during the Transfer Period following the Term End Date. You may transfer all or a portion of the amount in your Shield Option. Subject to the minimum allocation of $500, you may make transfers to or from the Fixed Account, to or from the Shield Option(s), and from the Holding Account. We must receive Notice of your election to transfer, in a form satisfactory to us or by calling us at 1-888-243-1932, no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial advisor can provide more information or you may contact our Annuity Service Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Fixed Account Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
If you make a transfer during the Transfer Period, the amount available to transfer is the Interim Value of each Shield Option, which will equal the Investment Amount in that Shield Option at the Term End Date. After the Transfer Period, the Interim Value of that Shield Option is a calculated value (as described in the “Interim Value Calculation” section).
If you do not make a transfer during the Transfer Period following the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account.
There are two ways you may find out what the renewal Cap Rates, Step Rates, and Edge Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preference, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-level-pay-plus-annuities/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.” You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account.
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Transfer Requirements for Shield Options While the GLWB rider is in Effect. If the same Shield Option is no longer available at the Term End Date and your GLWB rider is in effect, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise directed by you during the Transfer Period.
Transfer Requirements for Shield Options After the GLWB rider is Terminated. If the same Shield Option is no longer available at the Term End Date and your GLWB rider has been terminated, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account, if available, at the Term End Date, unless you instruct us otherwise during the Transfer Period. If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise directed by you during the Transfer Period.
Transfer Requirements for the Fixed Account. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Fixed Account Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Holding Account unless otherwise instructed by you during the Transfer Period.
Renewals. For renewals into the same Shield Option, a new Cap Rate, Step Rate, or Edge Rate as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew. For purposes of the examples, assume no deduction of the Rider Charge.
Shield Options prior to Transfer:
Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Date
Index Value	1,200
Index Performance(1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year)(2)	10%
Performance Rate Adjustment(3)	$5,000
Investment Amount(4)	$55,000

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] – 1,000 [Index Value at Term Start Date])
÷ 1,000 [Index Value at Term Start Date]) = 20%
(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
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(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:
Contract Year	2
	1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term)(1)	$27,500	$27,500

Notes to the table above.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
DEATH BENEFIT
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.
Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. (See “General Death Benefit Provisions” below.)
Standard Death Benefit
If you are age 81 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 80 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:
(1)
your Account Value; or
(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any withdrawals to pay for advisory fees).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal (including any withdrawals to pay for advisory fees) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with (1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the Owner is a non-natural person).
The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an Annuity Option; or (c) when the Account Value is reduced to zero.
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See Appendix C for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have been required to begin taking distributions (which may be more or less than ten years after the Annuitant’s death). (See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the Beneficiaries. There is no additional death benefit guarantee. See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise instructed by the Beneficiary.
Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with Notice of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
We will pay interest on any delayed death benefit payments in accordance with the laws and regulations in effect under the applicable state law.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit.
Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not a natural person) dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:
(a)
Option 1—lump sum payment in cash; or
(b)
Option 2—payment of death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
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For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See “FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven (7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five (5) years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.
Beneficiary Continuation Options. We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.
Spousal Continuation. If the Owner dies during the Accumulation Period, the spouse may choose to continue the Contract in his or her own name, to the extent permitted by law, and exercise all of the Owner’s rights under the Contract. Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. If the Fixed Account is not available, any excess amount of the Death Benefit Amount over the Account Value will be allocated into the Holding Account, unless otherwise elected by the spouse. See “Spousal Continuation” under the “LIVING BENEFIT” section for additional details.
Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation. A Beneficiary who is not a spouse generally can choose to continue a Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract. Such Beneficiary will also have the right to make transfers at the Term End Date or the Fixed Account Term End Date.
During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one (1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Note: A Beneficiary who is not a spouse may continue the Contract; however, the GLWB rider will terminate.  See “Death Benefit Under the GLWB Rider” under the “LIVING BENEFIT” section for more detailed explanations of how the death benefit is treated under the GLWB.
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Living Benefit
The GLWB rider comes standard with the Contract and guarantees that you will receive lifetime income regardless of market performance. The guarantee is subject to the conditions described in “Operation of the GLWB rider,” including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee (and such reductions may be significant) or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee. The GLWB rider for your Contract is described below.
Please check your Contract, GLWB rider, and GLWB Supplement for the specific provisions applicable to you.
Guaranteed Lifetime Withdrawal Benefit
Currently we offer two variations of the Brighthouse Pay Plus Rider: Market Growth and Market Growth with Rollup (see “GLWB rider Variations” below.) If you have attained the Lifetime Withdrawal Age and reached the Earliest Annual Benefit Commencement Date, as specified in your GLWB Supplement, you may establish the Annual Benefit Commencement Date and begin taking withdrawals under the GLWB rider immediately or at a later time; however, any withdrawals taken prior to the Annual Benefit Commencement Date will reduce the GLWB Base and Net Purchase Payment Amount (for Market Growth with Rollup only) (see “Managing Your Withdrawals” below). The GLWB rider cannot be cancelled but will be terminated as stated below (see “Termination of the GLWB Rider” below).
Rider Charge
The Rider Charge for the GLWB rider is equal to the Rider Fee Rate, a percentage that is specified in the GLWB Supplement and will not change with respect to your specific Contract. The Rider Charge is deducted from your Account Value for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up. For Market Growth with Rollup, the Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. We deduct the Rider Charge from each applicable Shield Option, the Fixed Account, and the Holding Account in the ratio the portion of the Account Value in such Shield Option and Fixed Account bears to the total Account Value. The Rider Charge compensates us generally for the costs and risks we assume in providing the benefit. If you make a total withdrawal of your Account Value (because of an Early Withdrawal or an Excess Withdrawal), elect to receive Annuity Payments under your Contract, change the Owner or Joint Owner (or Annuitant, if the Owner is a non-natural person) or assign your Contract, a portion of the Rider Charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If the GLWB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract), no Rider Charge will be assessed based on the period from the last Contract Anniversary to the date the termination takes effect. There are other circumstances in which we will terminate the GLWB rider (see “Termination of the GLWB Rider” below). If the GLWB rider is terminated before your Annual Benefit Commencement Date, you will have paid for the GLWB rider without receiving any lifetime income payments. In such circumstances, the Rider Charge for the GLWB will not be refunded.
The purpose of the following example is to illustrate how the Rider Charge is deducted from your Account Value. Assume you make a Purchase Payment of $100,000 and you have reached your Annual Benefit Commencement Date, resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 (i.e., $100,000 x 5%). At the first Contract Anniversary, assume that your Account Value (prior to the deduction of the Rider Charge) has decreased to $80,000 due to the withdrawal and poor market performance. The Rider Charge, which is equal to the Rider Fee Rate that is specified in GLWB Supplement and applied to the GLWB Base on the Contract Anniversary, is then deducted from the Account Value. If the Rider Fee Rate was 1.25% this would result in a Rider Charge of $1,250 (1.25% x $100,000 GLWB Base) which would be deducted from the Account Value, resulting in an ending Account Value of $78,750 ($80,000 - $1,250). The GLWB Base would remain at $100,000. At the second Contract Anniversary, assume your Account Value (prior to the deduction of the Rider Charge) has further decreased to $72,000 due to the withdrawal and poor market performance. Even though the Account Value has decreased again, the GLWB Base remains at $100,000. This would result in the Rider Charge still being $1,250, which would be deducted from the Account Value, resulting in an ending Account Value of $70,750 ($72,000 - $1,250).
Summary of the GLWB rider
Note: The following section provides a summary of how the GLWB rider works. A more detailed explanation of the operation of the GLWB rider is provided in the section below called “Operation of the GLWB rider.”
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The GLWB rider guarantees that you will receive lifetime income in an amount equal to the Annual Benefit Payment each year, subject to the conditions described in “Operation of the GLWB rider” below (including the condition that withdrawals that are Early Withdrawals or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee).
The GLWB rider does not guarantee lifetime income if your Account Value is reduced to zero due to an Early Withdrawal or an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB rider, the manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified withdrawal rate (the “Withdrawal Rate”). When the Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if your Account Value is reduced to zero, your GLWB Base is multiplied by another specified withdrawal rate (the “Lifetime Guarantee Rate”) to determine your Annual Benefit Payment. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and the Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement. It is important to consider that after your Account Value is reduced to zero, the payments made to you may be less than the annual amounts that were available for withdrawal before the Account Value was reduced to zero. The GLWB Base and Net Purchase Payment Amount will be reduced for any Early Withdrawals or any Excess Withdrawals. In any event, withdrawals under the GLWB rider will reduce your Account Value and death benefit.
It is important to recognize that the GLWB Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value.
GLWB Rider Variations. We currently offer two variations of the GLWB rider: Market Growth and Market Growth with Rollup. When you purchase the Contract, you must choose either Market Growth or Market Growth with Rollup. The Withdrawal Rates, Lifetime Guarantee Rates, and availability of a Rollup Rate will vary depending on the variation you choose. Depending on your expectations and preferences, you can choose the variation that best meets your needs. Market Growth with Rollup will generally have lower Withdrawal Rates and Lifetime Guarantee Rates than Market Growth.
• Market Growth: offers an Automatic Step-Up each Contract Anniversary (subject to the conditions described in “Automatic Step-Up” below); or
• Market Growth with Rollup: offers a Rollup Rate increase each Contract Anniversary for the first 10 Contract Years (see “Rollup Rate (for Market Growth with Rollup only)” below) and an Automatic Step-Up each Contract Anniversary (if the Account Value exceeds the GLWB Base after we apply the Rollup, as further described in “Automatic Step-Up” below).
For both variations, if you elect Joint Life and any Owner (or the Annuitant, if the Owner is a non-natural person) dies on or after the Annual Benefit Commencement Date, Annual Benefit Payments will remain available only if the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision (see “Spousal Continuation”).
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB rider (for example, the “GLWB Base” and “Annual Benefit Payment” sections), refer to the GLWB Supplement for the specific rates and other terms applicable to your GLWB rider. (See Appendix E for examples illustrating the operation of the GLWB.)
Annual Benefit Commencement Date. The Annual Benefit Commencement Date is the date you start taking Annual Benefit Payment withdrawals as provided by the GLWB rider. In order to begin taking withdrawals under the GLWB rider, you must wait until the occurrence of both (i) the earliest specified date we will permit for your Annual Benefit Commencement Date (previously defined in this prospectus as the “Earliest Annual Benefit Commencement Date”), and (ii) the age you must attain before you may begin receiving GLWB rider benefits (previously defined in this prospectus as the “Lifetime Withdrawal Age”), both of which are specified on the GLWB Supplement. The Annual Benefit Commencement Date must be provided in a Notice to us at least 10 days before the date you start taking Annual Benefit Payment withdrawals and cannot be changed after the first Annual Benefit Payment is taken as provided by the GLWB rider. You may provide Notice to us up to 12 months in advance of your Annual Benefit Commencement Date. Any withdrawal taken prior to the Annual Benefit Commencement Date will be considered an Early Withdrawal and will reduce the GLWB Base and Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that such withdrawal reduces the Account Value.
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Covered Person. We determine benefits under this GLWB rider based on the life of a natural person(s) (“Covered Person”). The Covered Person is determined on the Issue Date and is the Owner, oldest Joint Owner, or Annuitant if the Contract is owned by a non-natural person. The Covered Person may not be changed. We calculate the benefit payments using rates based on a single life (“Single Life”) or joint lives (“Joint Life”), as specified in the GLWB Supplement. In the Notice establishing the Annual Benefit Commencement Date, the Covered Person must elect whether the Annual Benefit Payment will be calculated using the Single Life or Joint Life rates, specified in the GLWB Supplement. If Joint Life is elected in the Notice for the Annual Benefit Commencement Date, a Joint Covered Person must be added and is subject to the following: a) the Covered Person and the Joint Covered Person must be spouses; b) the age of the Joint Covered Person cannot be more than 10 years younger than the Covered Person; and c) the Joint Covered Person will be considered the primary Beneficiary, and any other Beneficiary will be treated as a contingent Beneficiary. The Joint Covered Person cannot be changed after the Annual Benefit Commencement Date. On or after the Annual Benefit Commencement Date upon death of the Covered Person, if the Joint Covered Person is no longer a spouse (e.g., due to divorce), the Joint Covered Person will not be eligible to receive benefits provided by the GLWB rider.
Allocation Options Available After the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, you may transfer your Investment Amount at the end of each applicable Term to one or more of the available Shield Options or the Fixed Account, if available, that are listed as allocation options in the GLWB Supplement accompanying this prospectus. The Shield Options available after the Annual Benefit Commencement Date may vary from the Shield Options available before the Annual Benefit Commencement Date. After the Annual Benefit Commencement Date, there will always be at least one Shield Option available; however, we can add or discontinue any Shield Option. Consequently, a particular Shield Option may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the Fixed Account Term End Date. (see “RISK FACTORS – GLWB Risks” and “ADDITION OR DISCONTINUANCE OF A SHIELD OPTION”). When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Allocation Options After the Annual Benefit Commencement Date.
GLWB Base. On the Issue Date, the initial GLWB Base is equal to the Purchase Payment. The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your monthly payment if your Account Value is reduced to zero and lifetime payments are to begin.
Any withdrawals taken prior to the Annual Benefit Commencement Date will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Early Withdrawal.” Any withdrawals taken after the Annual Benefit Commencement Date that do not exceed or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the GLWB or Net Purchase Payment Amount. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however you take a withdrawal that exceeds the Annual Benefit Payment (or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment), then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base and Net Purchase Payment Amount. We refer to this type of withdrawal as an “Excess Withdrawal.”
Depending on the relative amounts of the GLWB Base, Net Purchase Payment Amount and the Account Value, such proportional adjustment may result in a significant reduction to the GLWB Base and Net Purchase Payment Amount (particularly when the Account Value is lower than the GLWB Base and Net Purchase Payment Amount, and could have the effect of reducing or eliminating the total amount you are guaranteed to receive under the GLWB rider (see “Managing Your Withdrawals” below).
Annual Benefit Payment. The Annual Benefit Payment begins with the Annual Benefit Commencement Date; prior to the Annual Benefit Commencement Date, there is no Annual Benefit Payment. The manner in which the Annual Benefit Payment is calculated depends on your Account Value. If the Account Value is greater than zero, your Annual Benefit Payment is calculated as a percentage of your GLWB Base, by multiplying your GLWB Base by a specified rate, the applicable Withdrawal Rate. Your Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. The Withdrawal Rate reflects the following factors:
(a) your age on the Annual Benefit Commencement Date;
(b) the Contract Year from the Issue Date on the Annual Benefit Commencement Date; and
(c) Single Life or Joint Life, whichever is applicable.
If Joint Life is elected, the age used will be the oldest Owner or joint Owner.
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The Withdrawal Rate, once determined, will not change for your Contract. If the GLWB Base is later recalculated (for example, because of the Automatic Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new GLWB Base multiplied by the Withdrawal Rate.
If your Account Value is greater than zero, the Annual Benefit Payment represents the maximum amount that may be withdrawn in the current Contract Year without resulting in a proportional adjustment (i.e., a percentage reduction) to the GLWB Base and Net Purchase Payment Amount. However, if the Account Value is reduced to zero, the Annual Benefit Payment is calculated by multiplying your GLWB Base by another specified rate, the Lifetime Guarantee Rate. In such circumstances—i.e., if Account Value is reduced to zero—the Annual Benefit Payment is limited to the amount calculated as a percentage of your GLWB Base, using the Lifetime Guarantee Rate—and not the Withdrawal Rate. The Withdrawal Rates and Lifetime Guarantee Rates may be different; the rates are identified in the GLWB Supplement.
As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is referred to as the “Remaining Annual Benefit Payment.” Any Remaining Annual Benefit Payment not withdrawn in a Contract Year is not available in later Contract Years. As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable Withdrawal Rate multiplied by the GLWB Base. You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS – Systematic Withdrawal Program”). While the GLWB rider is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and you may terminate your participation at any time.
It is important to note:
• If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life. If your Account Value is reduced to zero on or after the Annual Benefit Commencement Date because there are insufficient funds to deduct any GLWB rider charge from your Account Value, we will begin making monthly payments, using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement), for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life.
• If your Account Value is reduced to zero prior to your Annual Benefit Commencement Date because there are insufficient funds to deduct any Rider Charge from your Account Value, we will begin making monthly payments to you for the rest of the Covered Person’s Life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate specified on the GLWB Supplement. In such circumstances—and assuming you have reached the Lifetime Withdrawal Age and the Earliest Annual Benefit Commencement Date—the payments reflect the following factors:
(a) your age when your Account Value is reduced to zero;*
(b) the Contract Year from the Issue Date to when your Account Value is reduced to zero;** and
(c) Single Life or Joint Life, whichever is applicable.***
* If you have not reached the Lifetime Withdrawal Age, then the Lifetime Guarantee Rate that corresponds with the Lifetime Withdrawal Age specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (a) above).
** If you have not reached the Earliest Annual Benefit Commencement Date, then the Lifetime Guarantee Rate that corresponds with the Earliest Annual Benefit Commencement Date specified on the GLWB Supplement will apply in determining the foregoing (i.e., in lieu of (b) above).
*** You may only elect Joint Life if your Contract has not been continued under Spousal Continuation.
The purpose of the following example is to illustrate how the Lifetime Withdrawal Age is used if your Account Value is reduced to zero prior to the date you have selected as your Annual Benefit Commencement Date. Assume you are 55 years old when you purchase the Contract. Also assume that in the 11th Contract Year (i.e., at 66 years old), you have not established your Annual Benefit Commencement Date and, due to poor market performance and the deduction of Rider Charges, your Account Value has been reduced to zero. We will begin making monthly payments to you for the rest of the Covered Person’s life and, if applicable, the Joint Covered Person’s life, using the Lifetime Guarantee Rate. In this case, the Lifetime Guarantee Rate would be determined based on (a) age 66 (i.e., your age when your Account Value is reduced to zero),
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(b) the 11th Contract Year (i.e., the Contract Year from the Issue Date to when your Account Value is reduced to zero) and (c) the election of Single Life or Joint Life, whichever is applicable.
• If your Account Value is reduced to zero due to an Early Withdrawal or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB rider, and the GLWB rider and Contract will terminate.
• Once Annual Benefit Payments after the Account Value is reduced to zero are made, no death benefit will be paid.
• You should carefully consider when to begin taking withdrawals under the GLWB rider. If you begin taking withdrawals too soon, you may limit the value of the GLWB rider, because the Withdrawal Rate is determined at the Annual Benefit Commencement Date and cannot be changed. In addition, if you elected Market Growth with Rollup and begin taking withdrawals within the first ten Contract Years, the GLWB Base will no longer increase by the Rollup Rate. As demonstrated in the GLWB Supplement, which sets forth a range of Lifetime Withdrawal Ages and Withdrawal Rates that apply to those ages, waiting to take your first withdrawal may result in a higher Withdrawal Rate. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
Managing Your Withdrawals. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. If you do take an Excess Withdrawal, we will recalculate the GLWB Base and, if applicable, the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value and reduce the Annual Benefit Payment to the new GLWB Base multiplied by the applicable Withdrawal Rate. In addition, you should not take Early Withdrawals. If you take an Early Withdrawal, we will recalculate the GLWB Base and the Net Purchase Payment Amount in the same proportion (i.e., the same percentage) that the withdrawal reduces the Account Value. These reductions caused by Early Withdrawals, and Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal or Early Withdrawal did not cause your Account Value to decline to zero. An Early Withdrawal or an Excess Withdrawal that reduces the Account Value to zero will terminate the Contract and lifetime payments will not be available.
After the Annual Benefit Commencement Date, you can always make Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your GLWB Base, you cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year. Income taxes and penalties may apply to your withdrawals.
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base. An Automatic Step-Up:
• will increase the GLWB Base to the Account Value, after deducting the Rider Charge, on the date of the Automatic Step-Up regardless of whether or not you have taken any withdrawals; and
• if the Automatic Step-Up occurs after the Annual Benefit Commencement Date, will increase the Annual Benefit Payment to equal the applicable Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up.
Rollup Rate (for Market Growth with Rollup only). On each Contract Anniversary during the first 10 Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup rate (see the GLWB Supplement for your Rollup rate) multiplied by the Net Purchase Payment Amount before such increase. The Rollup rate, if applicable to the previous Contract Year, is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” above). The Automatic Step-Up occurs if the Account Value exceeds the GLWB Base after the Rollup is applied. The GLWB Base will not be increased by the Rollup rate:
• if a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or
• after the 10th Contract Anniversary.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
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Tax Treatment. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value. This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Ownership. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the issue age and Annual Benefit Payment. If Joint Owners are named, the age of the older Joint Owner will be used to determine the issue age and the Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “you” always means the Owner, older Joint Owner, or the Annuitant, if the Owner is a non-natural person. “You” also refers to the surviving spouse after continuation if continued under the Spousal Continuation Provision.
Termination of the GLWB Rider. The GLWB rider cannot be cancelled but will terminate upon the earliest of:
(1) the date of a full withdrawal of the Account Value that is: (a) an Early Withdrawal or Excess Withdrawal (a portion of the Rider Charge will be assessed); or (b) a Non-Excess Withdrawal (you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the rider have been met) (a portion of the Rider Charge will not be assessed);
(2) the date you apply any portion of the Account Value to an Annuity Option (a portion of the Rider Charge will be assessed);
(3) the date there are insufficient funds to deduct the Rider Charge from the Account Value (whatever Account Value is available will be applied to pay the Rider Charge and you are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the GLWB rider have been met; however, you will have no other benefits under the Contract);
(4) the death of the Contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the contract under the Spousal Continuation provisions of the Contract (see “DEATH BENEFIT—Death Benefit Options—Spousal Continuation”) and the GLWB rider (see “Spousal Continuation” below);
(5) the death of the Owner after the first Spousal Continuation;
(6) for contracts issued in all states other than California, a change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a portion of the Rider Charge will be assessed);
(7) the termination of the Contract to which the GLWB rider is attached, other than due to death as described above (a portion of the Rider Charge will be assessed); or
(8) for contracts issued in all states other than California, the date you assign your Contract, subject to our administrative procedures (a portion of the Rider Charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB rider if you assign a portion of the Contract under the following limited circumstances: if the new Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. Once the GLWB rider is terminated, the Rider Charge will no longer be deducted.
Death Benefit Under the GLWB Rider.
• Death of an Owner Before the Annual Benefit Commencement Date Is Established. If we receive due proof of death of an Owner before we receive Notice establishing the Annual Benefit Commencement Date, the GLWB rider will terminate and the death benefit provision of your Contract will apply, unless the decedent’s surviving spouse continues the Contract pursuant to the Spousal Continuation provision. See “Spousal Continuation” below for additional details.
• Death of the Covered Person On or After the Annual Benefit Commencement Date. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Single Life was elected, the GLWB rider will terminate and the death benefit provision of your Contract and any death benefit made a part of your Contract will apply. If we receive due proof of death of the Covered Person on or after the Annual Benefit Commencement Date and Joint Life was elected, the decedent’s surviving spouse must continue the Contract in order to continue receiving Annual Benefit Payments. See “Spousal Continuation” below for additional details.
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• Death of the Joint Covered Person On or After the Annual Benefit Commencement Date. The GLWB rider will remain in force unless the death of the Joint Covered Person would cause the death benefit provision of the Contract to apply and Spousal Continuation does not occur under the terms of the Contract. Otherwise, the Annual Benefit Payment will continue to be based on the applicable Joint Life rates set forth in the GLWB Supplement.
Note: We will not pay any death benefit to your Beneficiary if you are receiving monthly payments because your Account Value is reduced to zero.
Spousal Continuation. Provided your spouse is not more than 10 years younger than you, if your spouse continues the contract under the Spousal Continuation provisions of the Contract, and the GLWB rider is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB rider will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income, subject to the conditions described in “Operation of the GLWB rider” and provided the GLWB rider is not terminated (see “Termination of the GLWB Rider” above). If your spouse is more than 10 years younger than you, your spouse may continue the Contract; however, the GLWB rider will terminate. If the Contract has been continued under Spousal Continuation and the Annual Benefit Commencement Date is not yet established, the new Owner will become the Covered Person and must provide Notice to us, at least 10 days in advance of the Annual Benefit Commencement Date, to establish the Annual Benefit Commencement Date and may only choose a Single Life option. If the Contract has been continued under Spousal Continuation after the Annual Benefit Commencement Date, then the Withdrawal Rate that applies after Spousal Continuation will be the same as the Withdrawal Rate in effect prior to Spousal Continuation. After the Annual Benefit Commencement Date, Spousal Continuation is only available if Joint Life was elected. If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any Rider Charge from the Account Value, monthly payments will be made using the applicable Lifetime Guarantee Rate in effect on your Annual Benefit Commencement Date (see the GLWB Supplement) to your spouse (the new contract Owner) for the rest of his or her life. The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect one of the following options: (1) annuitize the Account Value under the Contract’s annuity provisions., (2) if you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of your or your spousal Beneficiary’s death); or (3) make a complete withdrawal of your Account Value. For more on changing or extending the Maturity Date or your options when you reach the Maturity Date, see “Maturity Date” in “ANNUITY PAYMENTS (THE ANNUITY PERIOD).”
Required Minimum Distributions. For IRAs and other contracts subject to Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70½, if you were born on or before June 30, 1949). If your Contract is an IRA or other contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for the current calendar year (whichever is greater). If:
(1) you are enrolled in the Automated Required Minimum Distribution Program or in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program;
(2) you do not take additional withdrawals outside of these two programs; and
(3) your Remaining Annual Benefit Payment for the Contract Year is equal to zero (note: this is only a condition under the following limited circumstances: (i) if you reach the end of the calendar year and (ii) your Annual Benefit Payment or Remaining Annual Benefit Payment was not already increased to equal the required minimum distribution amount);
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which you are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment. See “Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB” below.
Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program with GLWB. Used with the GLWB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis. (Reducing the GLWB Base and Net Purchase Payment Amount on a proportional basis could have the effect of reducing or eliminating the guarantees of the GLWB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.
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Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see “WITHDRAWAL PROVISIONS— Systematic Withdrawal Program”). You may choose to do so to help you both fulfill minimum distribution requirements with respect to your Contract and facilitate automated processing of your Annual Benefit Payment
You may only enroll in these programs on or after your Annual Benefit Commencement Date. In order to avoid taking withdrawals that could reduce the GLWB Base and Net Purchase Payment Amount on a proportional basis, withdrawals should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year. For example, if you enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program on an annual basis, after the Systematic Withdrawal Program monthly payment in December. If additional amounts are paid out at the end of the calendar year to fulfill minimum distribution requirements, this will reduce the Remaining Annual Benefit Payment for the Contract Year. You should contact the Annuity Service Office to determine if your Systematic Withdrawal Payment amount needs to be adjusted to avoid an Excess Withdrawal that could reduce your GLWB Base and Net Purchase Payment Amount. The total withdrawals under the Systematic Withdrawal Program in the Contract Year cannot exceed an amount equal to the Annual Benefit Payment.
If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the GLWB Base, Net Purchase Payment Amount, and Annual Benefit Payment being reduced. To enroll the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Office.
Annuity Payments (The Annuity Period)
At any time during the Accumulation Period, you can elect to annuitize under current annuity rates. If you elect to do so, you (unless another payee is named) will receive Annuity Payments that are fixed as to amount. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB rider. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  Annuitization is discussed below.
Annuity Date
Under the Contract you can receive regular Annuity Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in your state. Annuity Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Annuity Payments do not begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by us. Please be aware that once your Contract is annuitized, your beneficiaries are ineligible to receive any death benefit. or receive benefits under the GLWB rider
Since the Maturity Date at the time you  purchase the Contract is the later of the first day of the calendar month following the Annuitant’s 90th birthday or 10 years from Contract Issue, you must make an election  if you would like to extend your Maturity Date to the latest  date permitted (subject to restrictions imposed by your  selling firm, our current established administrative  procedures and applicable state law). Annuitization may provide higher income amounts than the payments under the GLWB rider, depending on the applicable annuity rates and your Account Value on the Maturity Date. Also, income
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provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB rider.  If you extend your Maturity Date to the latest date permitted, and that date is reached, you must elect  one of the following options:  (1) annuitize the Account Value under the Contract’s  annuity provisions, (2) if you are eligible for lifetime withdrawals under the  GLWB rider, elect to receive the Annual Benefit Payment  paid each year until the Covered Person’s death (or the later of Covered Person’s or  Joint Covered Person’s death if Joint Life was elected), or (3) make a complete withdrawal of your Account Value. If you do not select an Annuity Option or elect to receive payments under the GLWB rider, we will annuitize your contract under the Life Annuity With 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the GLWB rider.
Annuity Payments
You (unless another payee is named) will receive Annuity Payments during the Annuity Period. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments. All Annuity Payments are fixed as to amount.
The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment amount. The amount of each Annuity Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Annuity Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Annuity Payments. If the amount of the Annuity Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among annuity plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option before the Contract is annuitized, Option 1, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.
If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Annuity Payment being larger. For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.
Option 1. Life Annuity With 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
Option 2. Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.
We may require proof of the age or sex of an Annuitant before making any Annuity Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Annuity Payments. No interest will be credited or charged in the event of an underpayment or overpayment.
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Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving Annuity Payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Option 2 and/or the duration of the guarantee period under Options 1 and 2.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or annuity types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining Annuity Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining Annuity Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Annuity Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Annuity Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Annuity Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Annuity Period, any remaining Annuity Payments will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
PREMIUM AND OTHER TAXES
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%. We will determine when taxes relate to the Contract.
We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium Taxes until Annuity Payments begin.
INCOME TAXES
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
FEE-BASED EXPENSES
The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the Contract. You should ensure that within your fee-based program there are sufficient liquid assets outside of this Contract to pay any fees and expenses associated with the program.
Please be aware that if you authorize your financial advisor to withdraw amounts from your Contract to pay for the fees and expenses associated with the fee-based program, such fee deduction will be treated as a withdrawal. See “Financial Advisor Initiated Withdrawals” above. If taken prior to the Annual Benefit Commencement Date, the fee deduction will be
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considered an Early Withdrawal.  After the Annual Benefit Commencement Date, a withdrawal made to pay such fees and expenses that exceeds the Annual Benefit Payment, will be considered an Excess Withdrawal. If you take an Early Withdrawal or an Excess Withdrawal, your GLWB Base and Net Purchase Payment Amount will be reduced. A withdrawal can have many consequences. For example, as with any other withdrawal from your Contract, you may incur adverse tax consequences upon the deduction of your financial advisor’s fee from your Contract. See “FEDERAL TAX CONSIDERATIONS” below.
Please consult with your financial advisor for more details about your fee-based program.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Withdrawals under the GLWB Rider and Tax Treatment
Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59½, a 10% Federal income tax penalty may apply. See “Surrenders or Withdrawals—Early Distribution” above. The tax treatment of withdrawals under the GLWB rider is uncertain. It is conceivable that the amount of potential gain could be determined based on the GLWB Base under the GLWB rider at the time of the withdrawal, if the GLWB Base is greater than the Account Value (prior to withdrawals, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax adviser prior to purchase.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. surrender, partial withdrawal Annuity Payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.
In contrast, a Contract owned by other than a “natural person,” such as a corporation, partnership, trust or other entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.
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Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026. In general, withdrawals made from a non-qualified Contract by your financial advisor to pay fees and expenses associated with a fee-based program will be reported and treated by us as partial withdrawals that are taxable to you for Federal income tax purposes.
The portion of any withdrawal from an annuity Contract that is subject to income tax (including to pay fees and expenses associated with a fee-based program) may also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. Exceptions include distributions made:
(a)
on account of your death or disability;
(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or
(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988, from BLIC (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. Some of the ramifications of a partial exchange remain unclear. You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.
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Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or Annuity Payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five (5) years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of Annuity Payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:
(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or
(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying surviving spouses, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
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Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code (“tax qualified plans" or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,
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(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Fee-Based Programs
In general, withdrawals made by you or your financial advisor from “before tax” contributions to your qualified plan to pay fees and expenses associated with a fee-based program you agreed to with your financial advisor will be reported and treated by us as partial withdrawals that are taxable to you for federal income tax purposes. In addition, as explained above, if such withdrawals are taken prior to you reaching age 59 1∕2, unless an exception applies, such withdrawals may be subject to a 10% Federal income tax penalty. If you have any questions about the tax treatment of the distribution of such fees, you should consult with your tax adviser.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements, or
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
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Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or Annuity Payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.
If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*
Attain age 74 on or after January 1, 2033	75*

*If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether your Applicable Age is age 73 or age 75.
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Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:
(a)
the calendar year in which you reach the Applicable Age; or
(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once you attain your Applicable Age, will not apply to any Roth account balance while you are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon your death.
Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional
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IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met. Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under Federal tax law and to protect you and other Contract owners from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:
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Plan Type	Elective Contribution	Catch-up Contribution
IRA	$7,000	$1,000
SIMPLE IRA	$16,000	$3,500
401(k)	$23,000	$7,500
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$23,000	$7,500
457(b)	$23,000	$7,500
Dollar limits are for 2024 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $69,000 and 100% of an employee’s compensation for 2024.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you can cancel it within a certain time period after receiving it. This is known as a “Free Look.” This Free Look period typically lasts 10 days, but this can change from state to state because each state has its own rules. We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial advisor who sold it. Unless otherwise required by state law, you will receive whatever your Contract is worth on the day that we receive your cancellation request. The amount you receive for a cancellation request submitted to your financial advisor will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free
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Look period. We do not refund any charges or deductions assessed during the Free Look period. In certain states, we are required to give back your Purchase Payment if you decide to cancel your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner. You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:
(a)
change the Beneficiary.
(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
(c)
assign the Contract (subject to limitation).
(d)
change the Annuity Payments option before the Annuity Date.
(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is as designated at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to our underwriting requirements in effect at the time of the request. A change of Owner will automatically revoke any prior designation of the Owner.
Joint Owner. The Contract can be owned by Joint Owners, limited to natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise as indicated on the Contract Schedule or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant. The Annuitant is the natural person(s) on whose life we base Annuity Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the Annuitant is subject to our underwriting requirements in effect at the time of the request.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment. Our rights as evidenced by a Contract may not be assigned without our written consent and is subject to our approval and underwriting requirements. You may not assign your rights under the Contract after the start of Annuity Payments. In certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment request unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. Assignments will be effective as of the date the written notice of assignment was signed, subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service Office. You should consult your tax adviser regarding the tax consequences of an assignment. An assignment may be a taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date, the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown
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on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of death benefits and the calculation of Annuity Payments, withdrawals and transfers when we cannot obtain an Index Value under the following circumstances:
(i)
the NYSE is closed (other than customary weekend and holiday closings);
(ii)
trading on the NYSE is restricted;
(iii)
an emergency exists such that we cannot value Investment Amounts; or
(iv)
during any other period when a regulator by order, so permits.
WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract and GLWB rider by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract for which the GLWB rider or any guaranteed death benefit is then in effect, if, at the time the termination would otherwise occur, the guaranteed amount remaining under the GLWB rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. State variations may apply.
THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC”)
BLIC is a Delaware stock insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S.
BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Annuity Payments—even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our General Account. Amounts paid from the General Account are subject to the financial strength and claims paying ability of BLIC and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. BLIC is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
A Purchase Payment made to the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLIC. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
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We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, will not be maintained in the Separate Account.
INVESTMENTS BY BLIC
We must invest our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Purchase Payments made to these Contracts issued by BLIC are invested in the Separate Account. The Separate Account is a non-unitized separate account. Owners do not share in the investment performance of assets allocated to the Separate Account. The obligations under the Contract are independent of the investment performance of the Separate Account and are the obligations of BLIC.
ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:
(i)
your Account Value;
(ii)
all transactions regarding your Contract during the year; and
(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
DOL INVESTMENT ADVICE FIDUCIARY RULE
The Department of Labor (“DOL”) issued regulations (the “DOL Fiduciary Rule”) that become applicable on September 23, 2024.
Under the Fiduciary Advice Rule, individuals or entities providing investment advice would be considered fiduciaries under ERISA or the Tax Code, as applicable, and would therefore be required to act solely in the interest of ERISA Plan participants or IRA beneficiaries, or risk exposure to fiduciary liability with respect to their advice. They would further be prohibited from receiving compensation for this advice unless an exemption applied. In connection with the Fiduciary Advice Rule, the DOL issued Prohibited Transaction Exemption 2020-02, that allows fiduciaries to receive compensation in connection with providing investment advice, including advice with respect to roll overs, that would otherwise be prohibited as a result of their fiduciary relationship to the ERISA Plan or IRA. In order to be eligible for the exemption, among other conditions, the investment advice fiduciary is required to acknowledge its fiduciary status, refrain from putting its own interests ahead of the plan beneficiaries’ interests or making material misleading statements, act in accordance with ERISA’s “prudent person” standard of care and receive no more than reasonable compensation for the advice. Under Prohibited Transaction Exemption 2020-02, neither BLIC nor any of its affiliates is acting or intends to act as an “investment advice fiduciary” to you in connection with the offer or sale of the Contracts.
In order to receive commissions and certain other compensation forms related to the offer or sale of Contracts to certain ERISA plans, IRAs and IRA owners, selling firms to whom PTE 2020-02 applies are required to meet certain requirements. Neither we nor Brighthouse Securities pay commissions to selling firms or their financial advisors with respect to the Contracts. However, we and Brighthouse Securities may offer other compensation to certain selling firms, including compensation based on the volume of our contracts that such firms sell. (See “DISTRIBUTION OF THE CONTRACTS” below).
The information contained in this prospectus is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing this information we are not acting as a fiduciary under any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
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DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker- dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms may receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected Selling Firms”). These other incentives or payments are not charged directly to Owners. We intend to recoup other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial advisors in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial advisors of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
Compensation Paid to Selling Firms. Neither we nor Brighthouse Securities pay compensation to selling firms in the form of commissions because these firms have their own compensation structures. We and Brighthouse Securities may provide certain types of non-cash compensation. Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial advisor for further information about what payments your financial advisor and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms.  Brighthouse Securities, and in certain cases, we, have entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements we and Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by financial advisors who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial advisors. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial advisors.
The additional types of compensation discussed above are not offered to all selling firms. Some selling firms may opt out of sales based payments and may instead request fees based on assets under management or some other fee basis. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms
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and/or their financial representatives with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask your financial advisor.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.
THE HOLDING ACCOUNT
There are certain circumstances where we will transfer amounts to the Holding Account. Please refer to your Contract and Appendix F for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier. If we receive the request, or if we (or our designee) receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time or when the NYSE closes, whichever is earlier, then the request or payment will be treated as received on the next day. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, as indicated in the chart below, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or processing the transaction. Please direct your requests and elections under your Contract, and inquiries about your Contract, to us as directed below.
Applications when purchasing the Contract, including initial Purchase Payment	P.O. Box 4365 Clinton, IA 52733-4365 Fax: (877) 245-2964 Or through your financial advisor
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Annuity Payments
•Requests to receive regular Annuity Payments	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Annuity Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
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•General requests and elections for Contracts receiving Annuity Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424
Some of the requests for service that may be made by telephone or Internet (www.brighthousefinancial.com) include transfers of your Account Value into Shield Option(s) or the Fixed Account. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial advisors to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial advisor for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial advisor, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial advisor. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.
A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial advisor before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
LEGAL PROCEEDINGS
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of BLIC to meet its obligations under the contracts.
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EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLIC, its authority to issue such Contracts under Delaware law and the validity of the forms of the Contracts under Delaware law have been passed on by legal counsel for BLIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company incorporated by reference in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing.
STATE VARIATIONS
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, Free Look rights, age issuance limitations, transfer rights and limitations, the right to reject a Purchase Payment, the requirements for unisex annuity rates and the general availability of certain features. This prospectus describes all the material features of the Contract. If you would like to review a copy of the Contract and any endorsements, contact our Annuity Service Office.
ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.
MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
INFORMATION INCORPORATED BY REFERENCE
Under the Securities Act of 1933, BLIC has filed with the SEC a registration statement (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits and reference is hereby made to such Registration Statement and exhibits for further information relating to BLIC and the Contracts.
We incorporate by reference BLIC’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on February 29, 2024 via EDGAR File No. 033-03094 and Quarterly Report on Form 10-Q for the quarter ended on March 31, 2024 as filed with the SEC on May 9, 2024 via EDGAR File No. 033-03094. The Annual Report contains additional information about BLIC, including audited financial statements for BLIC’s latest fiscal year.  In addition, all documents subsequently filed by BLIC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) prior to the termination of the offering, are also incorporated by reference into this prospectus. We are not incorporating by reference any documents or information deemed to have been furnished instead of filed under SEC rules, such as current reports on Form 8-K furnished under Item 2.02 or Item 7.01.
If requested, BLIC will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to BLIC at 11225 North Community House Road, Charlotte, NC 28277. The telephone number is 1-888-243-1932. You may also access the incorporated reports and other documents at www.brighthousefinancial.com.
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BLIC files periodic reports as required under the Exchange Act (including Form 10-K, 10-Q and 8-K). You may also read and copy any materials that BLIC files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLIC’s by-laws or internal corporate policies adopted by BLIC or its ultimate parent, the directors, officers and other controlling persons of BLIC and of BLIC’s affiliate and principal underwriter, Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLIC and Brighthouse Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLIC pursuant to the foregoing provisions, BLIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.
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Appendix A
Index Publishers
BLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. It is not possible to invest directly in an index. Brighthouse Shield Level Pay Plus® II Advisory Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Brighthouse Shield Level Pay Plus® II Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay Plus® II Advisory Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or Brighthouse Shield Level Pay Plus® II Advisory Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse Shield Level Pay Plus® II Advisory Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay Plus® II Advisory Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500®  INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500®  OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield Level Pay Plus® II Advisory Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse Shield Level Pay Plus® II Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield Level Pay Plus® II Advisory Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including

Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to Brighthouse Financial or the Brighthouse Shield Level Pay Plus® II Advisory Annuity. Russell is not responsible for and has not reviewed the Brighthouse Shield Level Pay Plus® II Advisory Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield Level Pay Plus® II Advisory Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield Level Pay Plus® II Advisory Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Nasdaq, Inc. requires that the following disclaimer be included in this prospectus:
Brighthouse Shield Level Pay Plus® II Advisory Annuity is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc. with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Brighthouse Shield Level Pay Plus® II Advisory Annuity. The Corporations make no representation or warranty, express or implied to the owners of Brighthouse Shield Level Pay Plus® II Advisory Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield Level Pay Plus® II Advisory Annuity particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Brighthouse Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq® without regard to Licensee or Brighthouse Shield Level Pay Plus® II Advisory Annuity. Nasdaq® has no obligation to take the needs of the Licensee or the owners of Brighthouse Shield Level Pay Plus® II Advisory Annuity into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Brighthouse Shield Level Pay Plus® II Advisory Annuity to be issued or in the determination or calculation of the equation by which Brighthouse Shield Level Pay Plus® II Advisory Annuity is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of Brighthouse Shield Level Pay Plus® II Advisory Annuity.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BRIGHTHOUSE SHIELD LEVEL PAY PLUS® II ADVISORY ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Appendix B
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no deductions for the Rider Charge, no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term / Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
Index Value on Term Start Date for S&P 500® Index	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500

The following notes to the tables above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])
÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])
÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted Index), the total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
B-1

divided by the S&P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term End Date divided by the Russell 2000® Index Value at the substitution date –1. Total Index Performance for the Term is calculated as follows:
(1330 [initial Index at Index substitution date] ÷ 1400 [initial Index at Term Start Date])
x (1375 [substituted Index at Term End Date] ÷ 1250 [substituted Index at substitution date]) –1 = 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.5%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) multiplied by the Performance Rate. The Performance Rate Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (including any Rider Charge and any withdrawal to pay for advisory fees) (there are no withdrawals or Rider Charge deductions in the example) plus the Performance Rate Adjustment. The Investment Amount at Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date] + $4,500 [Performance Rate Adjustment] = $104,500
B-2

Appendix C
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges, if any, or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
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Appendix D
The Fixed Account
The Fixed Account is a funding option that may be available and is part of BLIC’s General Account assets. These General Account assets include all assets of BLIC other than those held in the Separate Accounts sponsored by BLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, neither the Fixed Account nor the General Account is registered or regulated under the Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Fixed Account Term. At the Fixed Account Term End Date, the Fixed Account Value will automatically be renewed into the same Fixed Account Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Fixed Account Term, these amounts will automatically transfer into the Holding Account at the end of the Fixed Account Term unless otherwise instructed by you to transfer into one or more available Shield Options. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each Contract Anniversary for the duration of the Fixed Account Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any Rider Charge and any withdrawals to pay for advisory fees); and less (d) any Premium Tax or other taxes, if applicable.
Interest Crediting. Interest will be compounded and credited daily to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
D-1

Important terms that will help you understand this Appendix D:
Fixed Account Term.  The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Value. The Fixed Account Value at the end of the Fixed Account Term.
Transfers. During the Accumulation Period you may only make a transfer to or from the Fixed Account and/or to or from a new Shield Option(s) during the Transfer Period. Once we receive allocation instructions from you, we will transfer the amounts in the Fixed Account to the Shield Option(s) on the next Contract Anniversary. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
D-2

Appendix E
Guaranteed Lifetime Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the GLWB rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of fees and charges or income taxes and tax penalties. The GLWB rider does not establish or guarantee an Account Value or minimum return for any Shield Option. The GLWB Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Base
The initial GLWB Base is equal to your initial Purchase Payment. The GLWB Base may increase by any Automatic Step-Ups, as described below. For Market Growth with Rollup, the GLWB Base may also increase by the Rollup Rate, if applicable. The GLWB Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Annual Benefit Commencement Date
There is no Annual Benefit Payment prior to the Annual Benefit Commencement Date, so any withdrawal that occurs prior to the Annual Benefit Commencement Date is an Early Withdrawal and will decrease the GLWB Base in the same proportion that the withdrawal reduces the Account Value. This proportional adjustment is calculated using the amount of the withdrawal divided by the Account Value prior to the withdrawal.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and you decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Annual Benefit Commencement Date, there will be a proportional adjustment to the GLWB Base. The proportional adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Annual Benefit Commencement Date
A “Non-Excess Withdrawal” is a withdrawal that does not exceed, or cause the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the GLWB Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed, the Annual Benefit Payment. An Excess Withdrawal is the portion of a withdrawal (including any charges added to the Contract by Rider applicable to the withdrawal) from the Account Value that causes the cumulative withdrawals to exceed the Annual Benefit Payment in that Contract Year and includes any subsequent withdrawals that occur in that Contract Year. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a proportional adjustment to the GLWB Base.
The GLWB Base is multiplied by the applicable Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The GLWB Base is multiplied by the applicable Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Withdrawal and Lifetime Guarantee rates are based on the Covered Person’s age (or oldest Covered Person’s age for Joint Life election) at the time of commencement, the Contract Year from the Issue Date and the election of Single or Joint Life Income.
Example:
Assume you make an initial Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Annual Benefit Commencement Date and does not exceed the Annual Benefit Payment of $5,000, your GLWB Base of $100,000 is not reduced by such withdrawal.

Excess Withdrawals
Assume due to poor market performance your Account Value is reduced from $100,000 to $80,000 and you decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). As noted above, also assume that the Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 (your GLWB Base) x 5%). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a proportional adjustment to your GLWB Base. The proportional adjustment is equal to the excess withdrawal amount ($5,000) divided by the Account Value before such withdrawal ($80,000), which equals 6.25%. Therefore, because 6.25% of $100,000 (the GLWB Base) is $6,250, the GLWB Base would be reduced by $6,250—i.e., from $100,000 to $93,750. In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,687.50 (5% x $93,750).
B. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the GLWB Base immediately before the Automatic Step-Up. An Automatic Step-Up: (1) increases the GLWB Base to the Account Value; and (2) increases the Annual Benefit Payment to equal the Withdrawal Rate multiplied by the GLWB Base after the Automatic Step-Up. We will deduct the Rider Charge from the Account Value before we compare the Account Value to the GLWB Base.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Base would be $100,000. Also assume you have reached your Annual Benefit Commencement Date resulting in a Withdrawal Rate of 5% and an Annual Benefit Payment of $5,000 ($100,000 x 5%). At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the GLWB Base due to poor market performance and no Excess Withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the GLWB Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Base from $120,000 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
C. Rollup Rate (for Market Growth with Rollup only)
On each Contract Anniversary within the first ten Contract Years, if no withdrawals occurred in the previous Contract Year, the GLWB Base will be increased by an amount equal to the Rollup Rate multiplied by the Net Purchase Payment Amount before such increase.
The GLWB Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the first ten Contract Years. The Rollup Rate is applied before deducting any Rider Charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume you make a Purchase Payment of $100,000. Your initial Account Value would be $100,000, your initial Net Purchase Payment Amount would be $100,000 and your initial GLWB Base would be $100,000. If your Rollup Rate is 5%, your GLWB Base will increase by 5% of the Net Purchase Payment Amount on each contract anniversary for the first ten Contract Years, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Base would increase to $105,000 ($100,000 + ($100,000 x 5%)).
If a withdrawal is taken in any Contract Year during the first ten Contract Years, the GLWB Base would not be increased by the Rollup Rate on the following Contract Anniversary. After the first ten Contract Years, the GLWB Base is not increased by the Rollup Rate.

Illustrative GLWB Example
The two graphs below are illustrations that incorporate several concepts of the GLWB rider.
Please note:
• Both graphs assume no withdrawals occur until after the Annual Benefit Commencement Date.
• The second graph assumes no withdrawals occur until after the first ten Contract Years for Market Growth with Rollup.
• Both graphs assume Account Value fluctuation in order to illustrate Automatic Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.
• The second graph shows the “GLWB Base had Automatic Step-Ups not occurred” for the purpose of illustrating the impact of Automatic Step-Ups only (i.e., GLWB Base only increased by the Rollup Rate).

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Appendix F
The Holding Account
The Holding Account is part of our General Account. You may not allocate your Purchase Payment or Account Value to the Holding Account. The Holding Account is a limited purpose account and only under certain circumstances will we transfer amounts to the Holding Account. If you have a Shield Option that has reached its Term End Date, the amount in that Shield Option will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account. If the same Shield Option is no longer available, the amount will automatically transfer into the Fixed Account at the Term End Date. If the Fixed Account is not available, the amount will automatically transfer into the Holding Account. If you are allocated to a Shield Option that will not be available at the end of the existing Term, we will send a notification, written or electronic depending on your selected preference, describing any changes to the Shield Option, as required by law. If the Fixed Account is not available, this notification will also inform you of the current interest rate for the Holding Account and that on the Term End Date, the amounts in the discontinued Shield Option will be transferred to the Holding Account, unless otherwise instructed by you.
The amounts will remain in the Holding Account until you provide us new allocation instructions. Once we receive allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the next Contract Anniversary. During the Transfer Period, we will allow you to make transfers, and we will treat the transfer as if it occurred on the Contract Anniversary. Before the amounts in the Holding Account are transferred into the Shield Option(s), you can change your allocation instructions.
The Holding Account has its own Holding Account interest rate and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account guaranteed minimum interest rate will not be less than 1%. The Holding Account guaranteed minimum interest rate can be found on your Contract Schedule. Your financial advisor can tell you the current and guaranteed minimum interest rate. We reserve the right to change the Holding Account interest rate.
Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the new Cap Rates, Step Rates, and Edge Rates. You may also access our website at https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/ where at least two months of renewal rates for the Rate Crediting Types, the Fixed Account and, if applicable, the interest rate for the Holding Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES.”
F-1

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Appendix G
Interim Value of Shield Options
Below is additional information regarding the Interim Value calculation.
The Interim Value for each Shield Option is equal to the sum of (1) and (2), where:
(1) Is the market value of the Fixed Income Asset Proxy on the Business Day the Interim Value is calculated. It is determined as (A – B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A. Is the Investment Amount on the Business Day the Interim Value is calculated;
B. Is the market value of the Derivative Asset Proxy (as defined below) under initial market conditions, with straight-line amortization to the end of the Term;
C. Is the Market Value Rate (as defined below) on the Term Start Date;
D. Is the Market Value Rate on the Business Day the Interim Value is calculated; and
E. Is the total days remaining in the Term divided by 365.
(2) Is the current market value of the Derivative Asset Proxy.
The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate change (C and D in the formula) is intended to apply a Market Value Adjustment to address any changes in interest rates from the Term Start Date to the day the Interim Value is calculated. In short, if interest rates have increased since the Term Start Date, the change in the Market Value Rate will result in a reduction of the fair value of the Investment Amount. Conversely, if interest rates have decreased since the Term Start Date, the change in the Market Value Rate will result in an increase of the fair value of the Investment Amount.
The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
The Market Value Rate is the Constant Maturity Treasury (CMT) rate with a maturity equal to that of the Term. If a maturity of the CMT rate is not available that equals the Term, then the Market Value Rate will be linearly interpolated between the two closest available CMT maturities.
If the (CMT) rate is no longer published, or is discontinued, then we may substitute another suitable method for determining the Market Value Rate.
For the current market value of the Derivative Asset Proxy, we utilize a fair market value methodology, the Black-Scholes Model, to value the replicating portfolio of options that support the Interim Value. The Derivative Asset Proxy is meant to represent the replicating portfolio of options designated by us and is used to estimate the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative.
For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options as described above is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
The fair value of the replicating portfolio of options for each Shield Option is determined according to the following formulas:
For Shield Options with a Cap Rate:
The replicating portfolio of options is = ATMC – OTMC – OTMP
G-1

With respect to our hypothetical portfolio formula, we designed the at-the-money call and out-of-the-money call to value the potential for a positive Performance Rate subject to any applicable Cap Rate. The out-of-the-money put is designed to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is due to the risk that the Index Value could be lower on the Term End Date whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Interim Value formula, the value of the out-of-the-money call will be zero if a Cap Rate Shield Option is uncapped.
For Shield Options with a Step Rate:
The replicating portfolio of options is = [Step Rate x ATMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money binary call to value the potential for gains equal to the Step Rate, if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date. The out-of-the-money put is designed to value the potential for a negative Performance Rate in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
For Shield Options with Step Rate Edge:
The replicating portfolio of options is = [Edge Rate x ITMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the in-the-money binary call to value the potential for gains equal to the Edge Rate if on the Term End Date, the Index Value is greater than or equal to the Shield Rate on the Term Start Date, and the out-of-the-money put to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
Where,
•
ATMC is an at-the-money call option,
•
OTMC is an out-of-the-money call option,
•
OTMP is an out-of-the-money put option,
•
ATMBC is an at-the-money binary call option, and
•
ITMBC is an in-the-money binary call option.
G-2

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
The following is an itemized list of the estimated expenses to be incurred in connection with the securities being offered:
Accountant’s Fees and Expenses: $7,950
Legal Fees and Expenses: $35,000
Printing Expenses: $7,410
Registration Fee: $165,742.55
Item 15. Indemnification of Directors and Officers
Pursuant to applicable provisions of the Registrant’s by-laws or internal corporate policies adopted by the Registrant or its ultimate parent, the directors, officers and other controlling persons of the Registrant who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between the Registrant and the Underwriter, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of the Underwriter’s distribution of the Contracts. BLIC also maintains insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as such.
Item 16. Exhibits
Exhibit
Number
Description
1(a).
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
1(b).
Brighthouse Securities, LLC Sales Agreement [Enterprise Selling Agreement 5-17]. (Filed as Exhibit 1(b) with Registration Statement No. 333-217509 on Form S-3 on July 11, 2017 and incorporated herein by reference.)
1(c).
Form of Brighthouse Securities, LLC Sales Agreement [7-19 NY]. (Filed as Exhibit 1(c) with Registration Statement No. 333-262390 on Form S-3 on April 14, 2023 and incorporated herein by reference.)
2.
None.
4(a)(1).
Contract [5-213-1 (07/24) base policy, 5-C213-1 (07/24)-6yr CS, 5-213-1 (07/24) Def]. (Filed as Exhibit 4(a) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
4(a)(2).
Contract [5-213-1 (07/24) base policy, 5-213-1 (07/24)-FB, 5-213-1 (07/24) Def]. (Filed as Exhibit 4(a)(2) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(b).
Fixed Account Rider [5-4-FIX-1 (07/24)]. (Filed as Exhibit 4(b) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
4(c).
Death Benefit Rider - Return of Premium [5-4-ROP-2 (07/24)]. (Filed as Exhibit 4(c) with Registration Statement No. 333-276599 on Form S-3 on January 19, 2024 and incorporated herein by reference.)
4(d).
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider [L-25005 (09/12)]. (Filed as Exhibit 4(d) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)

Exhibit
NumberDescription
4(e).
Waiver of Withdrawal Charge for Terminal Illness Rider [L-22498 (09-12)]. (Filed as Exhibit 4(e) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(f).
Individual Retirement Annuity Qualification Rider [L-22499 (09/12)]. (Filed as Exhibit 4(f) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(g).
Roth Individual Retirement Annuity (“Roth IRA”) Endorsement [L-22503 (09/12)]. (Filed as Exhibit 4(g) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(h).
Individual Non-Qualified Annuity Endorsement [L-22504 (09/12)]. (Filed as Exhibit 4(h) with Registration Statement No. 333-217509 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(i).
Non-Qualified Annuity Endorsement [MLIU-NQ (11/05)-I]. (Filed as Exhibit 4(i) with Registration Statement No. 333-279302 on Form S-3 on May 10 , 2024 and incorporated herein by reference.)
4(j).
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider [5-4-GLWB-A-4 (07/24)] (Option A). (Filed as Exhibit 4(j) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(k).
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-A-4 (07/24)] (Option A). (Filed as Exhibit 4(k) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(l).
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider [5-4-GLWB-B-4 (07/24)] (Option B). (Filed as Exhibit 4(l) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(m).
Guaranteed Lifetime Withdrawal Benefit Rider Schedule [5-4-CGLWB-B-4 (07/24)] (Option B). (Filed as Exhibit 4(m) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(n).
Form of Cap Rate Shield Option Rider [5-4-CAP-1 (07/24)]. (Filed as Exhibit 4(n) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(o)
Form of Step Rate Shield Option Rider [5-4-STEP-1 (07/24)]. (Filed as Exhibit 4(o) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
4(p)
Form of Step Rate Edge Shield Option Rider [5-4-SRE-2 (07/24)]. (Filed as Exhibit 4(p) with Registration Statement No. 333-276763 on Form S-3 on January 30, 2024 and incorporated herein by reference.)
5.
Opinion and Consent of Counsel. (Filed herewith.)
8.
None.
15.
None.
22.
None.
23.
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
24.
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Kristine Toscano and Gianna H. Figaro-Sterling. (Filed herewith.)
25.
None.
96.
None.

Exhibit
NumberDescription
101.
None.
107.
Filing Fee Table. (Filed herewith.)
Item 17. Undertakings
The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:
1.
To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
ii.
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
Provided, however, that Paragraphs 1.i, 1.ii, and 1.iii do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
2.
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3.
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
4.
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
5.
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
i.
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
ii.
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

iii.
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
iv.
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
6.
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
7.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on June 3, 2024.
BRIGHTHOUSE LIFE INSURANCE COMPANY
(Registrant)
By: /s/ Donald A. Leintz

Donald A. Leintz
Vice President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 3, 2024.
/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director and Vice President
/s/ David A. Rosenbaum* David A. Rosenbaum	Director and Vice President
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director, Vice President and Chief Investment Officer
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Kristine Toscano* Kristine Toscano	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller
*By: /s/ Michele H. Abate Michele H. Abate, Attorney-In-Fact June 3, 2024

*Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire, on behalf of those indicated pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS
5.
Opinion and Consent of Counsel
23.
Consent of Independent Registered Public Accounting Firm
24.
Powers of Attorney
107.
Filing Fee Table